(Multicurrency--Cross Border)
                                                          ISDA®

                                       International Swap Dealers Association, Inc.

                                                     MASTER AGREEMENT

                                               dated as of January 18, 2007

BANK OF AMERICA, N.A.                                           BA CREDIT CARD TRUST
("Party A")                                              and    ("Party B")
_____________________________________________________           __________________________________________________________

have  entered  and/or  anticipate  entering  into  one or more  transactions  (each a  "Transaction")  that are or will be governed by this Master Agreement,  which includes the schedule (the  "Schedule"),  and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows:--

1.       Interpretation

(a)      Definitions.  The terms  defined in Section 14 and in the Schedule will have the meanings  therein  specified for the purpose of this Master Agreement.

(b)      Inconsistency.  In the  event  of any  inconsistency  between  the  provisions  of the  Schedule  and  the  other provisions  of this  Master  Agreement,  the  Schedule  will  prevail.  In the  event  of any  inconsistency  between  the provisions of any Confirmation  and this Master Agreement  (including the Schedule),  such  Confirmation  will prevail for the purpose of the relevant Transaction.

(c)      Single  Agreement.  All  Transactions are entered into in reliance on the fact that this Master Agreement and all
Confirmations  form a single  agreement  between  the parties  (collectively  referred  to as this  "Agreement"),  and the parties would not otherwise enter into any Transactions.

2.       Obligations

(a)      General Conditions.

         (i)   Each party will make each payment or delivery  specified in each  Confirmation to be made by it, subject to the other provisions of this Agreement.

         (ii)  Payments  under  this  Agreement  will be made on the due date for  value on that  date in the place of the account specified in the relevant  Confirmation or otherwise pursuant to this Agreement,  in freely  transferable funds and in the manner  customary for payments in the required  currency.  Where settlement is by delivery (that is, other than by payment),  such delivery  will be made for receipt on the due date in the manner  customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

         (iii) Each  obligation of each party under  Section  2(a)(i) is subject to (1) the  condition  precedent  that no
         Event of Default or Potential  Event of Default  with respect to the other party has occurred and is  continuing,
         (2) the condition  precedent that no Early  Termination Date in respect of the relevant  Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.

(b)      Change of Account.  Either party may change its account for  receiving a payment or delivery by giving  notice to the other party at least five Local  Business Days prior to the  scheduled  date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.

(c)      Netting.  If on any date amounts would otherwise be payable:--

         (i)  in the same currency; and

         (ii) in respect of the same Transaction,

by each party to the other,  then,  on such date,  each  party's  obligation  to make  payment of any such  amount will be automatically  satisfied and discharged  and, if the aggregate  amount that would otherwise have been payable by one party exceeds the aggregate  amount that would  otherwise have been payable by the other party,  replaced by an obligation  upon the party by whom the larger  aggregate  amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The  parties  may elect in respect of two or more  Transactions  that a net amount  will be  determined  in respect of all amounts  payable on the same date in the same  currency  in  respect  of such  Transactions,  regardless  of whether  such amounts are payable in respect of the same  Transaction.  The election may be made in the  Schedule or a  Confirmation  by specifying that  subparagraph  (ii) above will not apply to the Transactions  identified as being subject to the election, together  with the  starting  date (in which  case  subparagraph  (ii) above  will not,  or will  cease to,  apply to such
Transactions  from such date).  This election may be made separately for different  groups of Transactions  and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

(d)     Deduction or Withholding for Tax.

        (i)    Gross-Up.  All payments under this  Agreement  will be made without any deduction or withholding  for or on account of any Tax unless such  deduction or  withholding  is required by any  applicable  law, as modified by the practice of any relevant  governmental  revenue authority,  then in effect. If a party is so required to deduct or withhold, then that party ("X") will:--

               (1)  promptly notify the other party ("Y") of such requirement;

               (2)  pay to the relevant  authorities  the full amount  required to be deducted or withheld  (including the full  amount  required to be deducted  or  withheld  from any  additional  amount paid by X to Y under this
               Section 2(d))  promptly upon the earlier of  determining  that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

               (3)  promptly  forward to Y an official receipt (or a certified  copy), or other  documentation  reasonably acceptable to Y, evidencing such payment to such authorities; and

               (4)  if such Tax is an  Indemnifiable  Tax,  pay to Y, in addition  to the payment to which Y is  otherwise entitled  under this  Agreement,  such  additional  amount as is  necessary  to ensure  that the net amount actually  received  by Y (free and clear of  Indemnifiable  Taxes,  whether  assessed  against X or Y) will equal the full amount Y would have received had no such  deduction or withholding  been required.  However,
               X will not be  required  to pay any  additional  amount to Y to the extent that it would not be required to be paid but for:--

                  (A)   the failure by Y to comply with or perform any agreement  contained in Section 4(a)(i),  4(a)(iii)
                  or 4(d); or

                  (B)   the failure of a representation  made by Y pursuant to Section 3(f) to be accurate and true unless such failure would not have occurred but for (I) any action taken by a taxing  authority,  or brought in a court  of  competent  jurisdiction,  on or  after  the date on which a  Transaction  is  entered  into
                  (regardless  of whether such action is taken or brought with  respect to a party to this  Agreement)  or
                  (II) a Change in Tax Law.

         (ii) Liability.  If:—

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              (1) X is required by any applicable  law, as modified by the practice of any relevant  governmental  revenue authority,  to make any  deduction  or  withholding  in respect of which X would not be  required  to pay an additional amount to Y under Section 2(d)(i)(4);

              (2) X does not so deduct or withhold; and

              (3) a liability resulting from such Tax is assessed directly against X,

         then,  except to the extent Y has  satisfied or then  satisfies  the  liability  resulting  from such Tax, Y will promptly pay to X the amount of such liability  (including any related liability for interest,  but including any related  liability  for  penalties  only if Y has failed to comply with or perform  any  agreement  contained  in
         Section 4(a)(i), 4(a)(iii) or 4(d)).

(e)      Default Interest;  Other Amounts.  Prior to the occurrence or effective  designation of an Early Termination Date in respect of the relevant  Transaction,  a party that defaults in the performance of any payment  obligation will, to the extent  permitted by law and subject to Section  6(c), be required to pay interest  (before as well as after  judgment) on the overdue  amount to the other party on demand in the same  currency as such  overdue  amount,  for the period from (and including) the original due date for payment to (but  excluding)  the date of actual  payment,  at the Default Rate.  Such interest  will be  calculated on the basis of daily  compounding  and the actual number of days elapsed.  If, prior to the occurrence  or  effective  designation  of an Early  Termination  Date in respect  of the  relevant  Transaction,  a party defaults in the  performance of any obligation  required to be settled by delivery,  it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3.       Representations

Each party represents to the other party (which  representations  will be deemed to be repeated by each party on each date on which a  Transaction  is entered into and, in the case of the  representations  in Section 3(f), at all times until the termination of this Agreement) that:--

(a)      Basic Representations.

         (i)   Status.  It is duly organized and validly  existing under the laws of the  jurisdiction of its organization or incorporation and, if relevant under such laws, in good standing;

         (ii)  Powers.  It has  the  power  to  execute  this  Agreement  and any  other  documentation  relating  to this
         Agreement  to which it is a party,  to  deliver  this  Agreement  and any other  documentation  relating  to this
         Agreement  that it is required by this Agreement to deliver and to perform its  obligations  under this Agreement and any  obligations it has under any Credit Support  Document to which it is a party and has taken all necessary action to authorize such execution, delivery and performance;

         (iii) No Violation or Conflict.  Such  execution,  delivery and  performance  do not violate or conflict with any law  applicable  to it, any  provision  of its  constitutional  documents,  any order or judgment of any court or other agency of government  applicable to it or any of its assets or any  contractual  restriction  binding on or affecting it or any of its assets;

         (iv)  Consents.  All  governmental  and other consents that are required to have been obtained by it with respect to this  Agreement  or any Credit  Support  Document  to which it is a party have been  obtained  and are in full force and effect and all conditions of any such consents have been complied with; and

         (v)   Obligations  Binding.  Its obligations  under this Agreement and any Credit Support Document to which it is a party  constitute its legal,  valid and binding  obligations,  enforceable in accordance with their  respective terms  (subject to  applicable  bankruptcy,  reorganization,  insolvency,  moratorium  or similar laws  affecting creditors' rights generally and subject,  as to enforceability,  to equitable  principles of general  application
         (regardless of whether enforcement is sought in a proceeding in equity or at law)).

(b)      Absence of Certain Events.  No Event of Default or Potential  Event of Default or, to its knowledge,  Termination
Event with respect to it has occurred and is continuing and no such event or  circumstance  would occur as a result of its entering into or performing its obligations under this Agreement or any Credit Support Document to which it is a party.

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(c)      Absence  of  Litigation.  There  is  not  pending  or,  to its  knowledge,  threatened  against  it or any of its
Affiliates any action,  suit or proceeding at law or in equity or before any court,  tribunal,  governmental  body, agency or  official or any  arbitrator  that is likely to affect the  legality,  validity  or  enforceability  against it of this
Agreement  or any Credit  Support  Document to which it is a party or its ability to perform  its  obligations  under this
Agreement or such Credit Support Document.

(d)      Accuracy of Specified  Information.  All applicable  information  that is furnished in writing by or on behalf of it to the other party and is  identified  for the purpose of this  Section  3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material aspect.

(e)      Payer Tax Representation.  Each  representation  specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

(f)      Payee Tax  Representations.  Each  representation  specified  in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4.       Agreements

Each party agrees with the other that,  so long as either  party has or may have any  obligation  under this  Agreement or under any Credit Support Document to which it is a party:--

(a)      Furnish  Specified  Information.  It will  deliver to the other  party or, in certain  cases  under  subparagraph
(iii) below, to such government or taxing authority as the other party reasonably directs:--

         (i)   any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

         (ii)  any other documents specified in the Schedule or any Confirmation; and

         (iii) upon  reasonable  demand by such other  party,  any form or document  that may be  required  or  reasonably requested in writing in order to allow such other party or its Credit  Support  Provider to make a payment  under this Agreement or any applicable  Credit Support  Document without any deduction or withholding for or on account of any Tax or with such  deduction  or  withholding  at a reduced rate (so long as the  completion,  execution or submission  of such form or document  would not  materially  prejudice  the legal or  commercial  position of the party in receipt of such  demand),  with any such form or  document  to be  accurate  and  completed  in a manner reasonably  satisfactory to such other party and to be executed and to be delivered with any reasonably  required certification,

in each case by the date specified in the Schedule or such  Confirmation  or, if none is specified,  as soon as reasonably practicable.

(b)      Maintain  Authorizations.  It will use all  reasonable  efforts to maintain in full force and effect all consents of any  governmental  or other  authority  that are  required to be obtained by it with  respect to this  Agreement or any
Credit  Support  Document  to which it is a party  and will use all  reasonable  efforts  to  obtain  any that may  become necessary in the future.

(c)      Comply with Laws.  It will comply in all material  respects with all  applicable  laws and orders to which it may be subject if failure so to comply would  materially  impair its ability to perform its  obligations  under this Agreement or any Credit Support Document to which it is a party.

(d)      Tax  Agreement.  It will give  notice of any  failure of a  representation  made by it under  Section  3(f) to be accurate and true promptly upon learning of such failure.

(e)      Payment of Stamp Tax.  Subject to Section  11, it will pay any Stamp Tax levied or imposed  upon it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is  incorporated,  organized,  managed and controlled,  or considered to have its seat, or in which a branch or office  through which it is acting for the purpose of this Agreement is located  ("Stamp Tax  Jurisdiction")  and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party's  execution or  performance  of this  Agreement by any such
Stamp Tax Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

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5.       Events of Default and Termination Events

(a)      Events of Default.  The  occurrence  at any time with respect to a party or, if  applicable,  any Credit  Support
Provider  of such party or any  Specified  Entity of such party of any of the  following  events  constitutes  an event of default (an "Event of Default") with respect to such party:—

         (i)   Failure to Pay or Deliver.  Failure by the party to make,  when due,  any payment  under this  Agreement or delivery  under  Section  2(a)(i) or 2(e)  required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

         (ii)  Breach of  Agreement.  Failure by the party to comply with or perform any  agreement or  obligation  (other than an  obligation  to make any payment under this  Agreement or delivery  under  Section  2(a)(i) or 2(e) or to give notice of a Termination  Event or any agreement or obligation under Section  4(a)(i),  4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance  with this  Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

         (iii) Credit Support Default.

                (1)  Failure by the party or any Credit  Support  Provider  of such  party to comply  with or perform  any agreement or  obligation  to be complied  with or performed by it in  accordance  with any Credit  Support
                Document if such failure is continuing after any applicable grace period has elapsed;

                (2)  the  expiration  or  termination  of such Credit  Support  Document or the failing or ceasing of such
                Credit  Support  Document to be in full force and effect for the purpose of this Agreement (in either case other than in  accordance  with its terms)  prior to the  satisfaction  of all  obligations  of such party under each  Transaction to which such Credit Support  Document  relates without the written consent of the other party; or

                (3)  the party or such Credit Support Provider disaffirms,  disclaims,  repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

         (iv)  Misrepresentation.  A  representation  (other  than a  representation  under  Section  3(e) or (f)) made or repeated  or deemed to have been made or repeated  by the party or any Credit  Support  Provider of such party in this  Agreement  or any Credit  Support  Document  proves to have been  incorrect or  misleading  in any material respect when made or repeated or deemed to have been made or repeated;

         (v)   Default  under  Specified  Transaction.  The  party,  any  Credit  Support  Provider  of such  party or any applicable  Specified  Entity of such party (1) defaults under a Specified  Transaction  and, after giving effect to any  applicable  notice  requirement  or grace  period,  there occurs a  liquidation  of, an  acceleration  of obligations under, or an early termination of, that Specified Transaction,  (2) defaults,  after giving effect to any applicable  notice  requirement  or grace period,  in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early  termination  of, a Specified  Transaction (or such default continues for at least three Local  Business Days if there is no applicable  notice  requirement or grace period)
         or (3)  disaffirms,  disclaims,  repudiates  or rejects,  in whole or in part, a Specified  Transaction  (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

         (vi)  Cross  Default.  If "Cross  Default" is specified in the Schedule as applying to the party,  the occurrence or existence of (1) a default, event of default or other similar condition or event (however described)  in respect of such  party,  any Credit  Support  Provider of such party or any  applicable  Specified
         Entity of such party under one or more  agreements or instruments  relating to Specified  Indebtedness  of any of them  (individually or collectively) in an aggregate amount of not less than the applicable  Threshold Amount (as specified in the Schedule) which has resulted in such Specified  Indebtedness  becoming,  or becoming  capable at such time of being  declared,  due and payable under such  agreements or  instruments,  before it would otherwise have been due and payable or (2) a default by such party,  such Credit Support  Provider or such Specified Entity
         (individually  or  collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable  Threshold  Amount under such agreements or instruments  (after giving effect to any applicable notice requirement or grace period);

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         (vii) Bankruptcy.  The party,  any Credit Support  Provider of such party or any applicable  Specified  Entity of such party:--

                (1) is dissolved (other than pursuant to a consolidation,  amalgamation or merger);  (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its  inability  generally  to pay its debts as they become due; (3) makes a general  assignment,  arrangement or  composition  with or for the benefit of its creditors;  (4) institutes or has instituted  against it a proceeding seeking a judgment of insolvency or  bankruptcy or any other relief under any  bankruptcy or insolvency  law or other similar law affecting creditors'  rights, or a petition is presented for its winding-up or liquidation,  and, in the case of any such  proceeding or petition  instituted or presented  against it, such proceeding or petition (A) results in a judgment of  insolvency  or  bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (B) is not dismissed,  discharged,  stayed or restrained in each case within  30  days  of the  institution  or  presentation  thereof;  (5)  has a  resolution  passed  for its winding-up,  official  management or liquidation (other than pursuant to a consolidation,  amalgamation or merger);  (6) seeks or becomes subject to the  appointment of an  administrator,  provisional  liquidator, conservator,  receiver,  trustee,  custodian or other similar  official for it or for all or substantially all its assets;  (7) has a secured party take possession of all or  substantially  all its assets or has a distress,  execution,  attachment,  sequestration  or other legal process  levied,  enforced or sued on or against all or  substantially  all its assets and such secured  party  maintains  possession,  or any such process is not dismissed,  discharged,  stayed or restrained, in each case within 30 days thereafter;  (8)
                causes  or is  subject  to  any  event  with  respect  to it  which,  under  the  applicable  laws  of any jurisdiction,  has an analogous  effect to any of the events  specified in clauses (1) to (7) (inclusive);
                or (9) takes any action in  furtherance  of, or indicating  its consent to,  approval of, or  acquiescence in, any of the foregoing acts; or

         (viii)   Merger  Without  Assumption.  The party or any Credit  Support  Provider of such party  consolidates  or amalgamates  with, or merges with or into, or transfers all or  substantially  all its assets to,  another entity and, at the time of such consolidation, amalgamation, merger or transfer:--

                  (1)   the resulting,  surviving or transferee  entity fails to assume all the  obligations of such party or such Credit Support  Provider under this Agreement or any Credit Support  Document to which it or its predecessor was a party by operation of law or pursuant to an agreement  reasonably  satisfactory to the other party to this Agreement; or

                  (2)   the  benefits of any Credit  Support  Document  fail to extend  (without  the consent of the other party) to the performance by such  resulting,  surviving or transferee  entity of its obligations  under this Agreement.

  (b)    Termination  Events.  The  occurrence at any time with respect to a party or, if  applicable,  any Credit Support
  Provider of such party or any Specified  Entity of such party of any event specified below  constitutes an Illegality if the event is specified  in (i) below,  a Tax Event if the event is specified in (ii) below or a Tax Event Upon Merger if the event is specified in (iii) below,  and, if specified to be  applicable,  a Credit Event Upon Merger if the event is specified pursuant to (iv) below or an Additional Termination Event if the event is specified pursuant to (v) below:--

         (i)   Illegality.  Due to the  adoption  of,  or any  change  in,  any  applicable  law after the date on which a
         Transaction is entered into, or due to the  promulgation of, or any change in, the  interpretation  by any court, tribunal or regulatory  authority with competent  jurisdiction  of any applicable law after such date, it becomes unlawful  (other  than as a result of a breach by the party of Section  4(b)) for such party  (which  will be the
         Affected Party):--

                  (1)    to perform any absolute or  contingent  obligation  to make a payment or delivery or to receive a payment or delivery in respect of such  Transaction  or to comply with any other  material  provision of this Agreement relating to such Transaction; or

                  (2)    to perform, or for any Credit Support Provider of such party to perform,  any contingent or other obligation  which the party (or such Credit  Support  Provider)  has under any Credit  Support  Document relating to such Transaction;

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         (ii)  Tax  Event.  Due to (x) any  action  taken by a  taxing  authority,  or  brought  in a court  of  competent jurisdiction,  on or after the date on which a Transaction is entered into  (regardless of whether such action is taken or brought  with  respect to a party to this  Agreement)  or (y) a Change in Tax Law, the party (which will be the  Affected  Party)  will,  or there  is a  substantial  likelihood  that it  will,  on the next  succeeding
         Scheduled  Payment  Date (1) be  required  to pay to the  other  party an  additional  amount  in  respect  of an
         Indemnifiable Tax under Section 2(d)(i)(4)  (except in respect of interest under Section 2(e),  6(d)(ii) or 6(e))
         or (2) receive a payment  from which an amount is required to be deducted or withheld  for or on account of a Tax
         (except in respect of interest under Section 2(e),  6(d)(ii) or 6(e)) and no additional  amount is required to be paid in respect of such Tax under Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

         (iii) Tax Event Upon Merger.  The party (the  "Burdened  Party") on the next  succeeding  Scheduled  Payment Date will  either  (1) be  required  to pay an  additional  amount in respect of an  Indemnifiable  Tax under  Section
         2(d)(i)(4)  (except in respect of interest  under Section  2(e),  6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been  deducted or  withheld  for or on account of any  Indemnifiable  Tax in respect of which the other party is not required to pay an  additional  amount (other than by reason of Section  2(d)(i)(4)(A)  or
         (B)),  in either case as a result of a party  consolidating  or  amalgamating  with,  or merging with or into, or transferring  all or  substantially  all its assets to, another  entity (which will be the Affected  Party) where such action does not constitute an event described in Section 5(a)(viii);

         (iv)  Credit  Event Upon  Merger.  If "Credit  Event Upon Merger" is specified in the Schedule as applying to the party,  such party ("X"), any Credit Support  Provider of X or any applicable  Specified Entity of X consolidates or  amalgamates  with,  or merges with or into,  or transfers  all or  substantially  all its assets to,  another entity and such action does not constitute an event described in Section 5(a)(viii) but the  creditworthiness  of the resulting,  surviving or transferee  entity is materially weaker than that of X, such Credit Support Provider or such  Specified  Entity,  as the case may be,  immediately  prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); or

         (v)   Additional  Termination  Event. If any "Additional  Termination  Event" is specified in the Schedule or any
         Confirmation  as applying,  the  occurrence  of such event (and,  in such event,  the Affected  Party or Affected
         Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

  (c)    Event of Default and Illegality.  If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an
  Event of Default.

  6.     Early Termination

  (a)    Right to Terminate  Following  Event of Default.  If at any time an Event of Default with respect to a party (the
  "Defaulting Party") has occurred and is then continuing,  the other party (the "Non-defaulting  Party") may, by not more than 20 days notice to the Defaulting Party  specifying the relevant Event of Default,  designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding  Transactions.  If, however,
  "Automatic  Early  Termination" is specified in the Schedule as applying to a party,  then an Early  Termination Date in respect of all  outstanding  Transactions  will occur  immediately  upon the occurrence with respect to such party of an
  Event of Default specified in Section  5(a)(vii)(1),  (3), (5), (6) or, to the extent analogous thereto,  (8), and as of the time immediately  preceding the institution of the relevant  proceeding or the presentation of the relevant petition upon the  occurrence  with  respect to such party of an Event of Default  specified in Section  5(a)(vii)(4)  or, to the extent analogous thereto, (8).

  (b)    Right to Terminate Following Termination Event.

         (i)   Notice.  If a  Termination  Event occurs,  an Affected  Party will,  promptly  upon  becoming  aware of it, notify the other party,  specifying the nature of that Termination  Event and each Affected  Transaction and will also give such other information about that Termination Event as the other party may reasonably require.

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         (ii)  Transfer to Avoid  Termination  Event.  If either an  Illegality  under  Section  5(b)(i)(1) or a Tax Event occurs and there is only one Affected  Party,  or if a Tax Event Upon Merger occurs and the Burdened Party is the
         Affected  Party,  the Affected  Party will,  as a condition to its right to designate an Early  Termination  Date under  Section  6(b)(iv),  use all  reasonable  efforts  (which  will  not  require  such  party to incur a loss, excluding  immaterial,  incidental  expenses)  to transfer  within 20 days after it gives  notice  under  Section
         6(b)(i) all its rights and  obligations  under this Agreement in respect of the Affected  Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.

         If the  Affected  Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period,  whereupon the other party may effect such a transfer  within 30 days after the notice is given under Section 6(b)(i).

         Any such  transfer by a party  under this  Section  6(b)(ii)  will be subject to and  conditional  upon the prior written consent of the other party,  which consent will not be withheld if such other party's  policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

         (iii) Two Affected  Parties.  If an Illegality  under Section  5(b)(i)(1) or a Tax Event occurs and there are two
         Affected  Parties,  each party will use all  reasonable  efforts to reach  agreement  within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

         (iv)  Right to Terminate.  If:—

               (1)  a transfer under Section  6(b)(ii) or an agreement  under Section  6(b)(iii),  as the case may be, has not been effected with respect to all Affected  Transactions  within 30 days after an Affected  Party gives notice under Section 6(b)(i); or

               (2)  an  Illegality  under  Section  5(b)(i)(2),  a Credit Event Upon Merger or an  Additional  Termination
               Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party,

         either  party in the case of an  Illegality,  the  Burdened  Party in the case of a Tax Event  Upon  Merger,  any
         Affected Party in the case of a Tax Event or an Additional  Termination  Event if there is more than one Affected
         Party,  or the party which is not the Affected  Party in the case of a Credit Event Upon Merger or an  Additional
         Termination  Event if there is only one  Affected  Party may,  by not more than 20 days notice to the other party and provided that the relevant  Termination  Event is then  continuing,  designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions.

  (c)    Effect of Designation.

         (i)   If notice  designating an Early  Termination Date is given under Section 6(a) or (b), the Early Termination
         Date will occur on the date so designated,  whether or not the relevant Event of Default or Termination  Event is then continuing.

         (ii)  Upon the  occurrence  or  effective  designation  of an Early  Termination  Date,  no further  payments  or deliveries under Section 2(a)(i) or 2(e) in respect of the Terminated  Transactions  will be required to be made, but without  prejudice to the other  provisions of this Agreement.  The amount,  if any, payable in respect of an
         Early Termination Date shall be determined pursuant to Section 6(e).

  (d)    Calculations.

         (i)   Statement.  On or as soon as  reasonably  practicable  following  the  occurrence  of an Early  Termination
         Date, each party will make the  calculations  on its part, if any,  contemplated by Section 6(e) and will provide to the other party a statement (1) showing,  in reasonable  detail,  such  calculations  (including  all relevant quotations and  specifying any amount payable under Section 6(e)) and (2) giving details of the relevant  account to which any amount  payable to it is to be paid.  In the  absence of written  confirmation  from the source of a quotation  obtained in determining a Market Quotation,  the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

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         (ii)  Payment Date.  An amount  calculated  as being due in respect of any Early  Termination  Date under Section
         6(e)  will be  payable  on the day that  notice  of the  amount  payable  is  effective  (in the case of an Early
         Termination  Date which is  designated  or occurs as a result of an Event of Default) and on the day which is two
         Local  Business  Days after the day on which notice of the amount  payable is effective  (in the case of an Early
         Termination  Date which is  designated  as a result of a  Termination  Event).  Such amount will be paid together with (to the extent  permitted under  applicable law) interest  thereon (before as well as after judgment) in the
         Termination  Currency,  from (and including) the relevant Early Termination Date to (but excluding) the date such amount is paid, at the Applicable  Rate.  Such interest will be calculated on the basis of daily  compounding and the actual number of days elapsed.

  (e)    Payments on Early Termination.  If an Early Termination Date occurs,  the following  provisions shall apply based on the parties'  election in the Schedule of a payment  measure,  either  "Market  Quotation"  or "Loss",  and a payment method,  either the "First  Method" or the "Second  Method".  If the  parties  fail to  designate  a payment  measure or payment method in the Schedule,  it will be deemed that "Market  Quotation" or the "Second Method",  as the case may be, shall  apply.  The amount,  if any,  payable in respect of an Early  Termination  Date and  determined  pursuant to this
  Section will be subject to any Set-off.

         (i)   Events of Default.  If the Early Termination Date results from an Event of Default:--

               (1)  First Method and Market  Quotation.  If the First Method and Market  Quotation  apply,  the Defaulting
               Party  will pay to the  Non-defaulting  Party  the  excess,  if a  positive  number,  of (A) the sum of the
               Settlement Amount  (determined by the Non-defaulting  Party) in respect of the Terminated  Transactions and the Termination  Currency  Equivalent of the Unpaid Amounts owing to the Non-defaulting  Party over (B) the
               Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party.

               (2)  First  Method and Loss.  If the First  Method and Loss  apply,  the  Defaulting  Party will pay to the
               Non-defaulting Party, if a positive number, the Non-defaulting Party's Loss in respect of this Agreement.

               (3)  Second Method and Market  Quotation.  If the Second Method and Market  Quotation apply, an amount will be payable  equal to (A) the sum of the  Settlement  Amount  (determined  by the  Non-defaulting  Party) in respect of the  Terminated  Transactions  and the  Termination  Currency  Equivalent of the Unpaid  Amounts
               owing to the  Non-defaulting  Party less (B) the  Termination  Currency  Equivalent  of the Unpaid  Amounts
               owing to the Defaulting  Party. If that amount is a positive  number,  the Defaulting  Party will pay it to the  Non-defaulting  Party;  if it is a negative  number,  the  Non-defaulting  Party will pay the absolute value of that amount to the Defaulting Party.

               (4)  Second Method and Loss.  If the Second  Method and Loss apply,  an amount will be payable equal to the
               Non-defaulting  Party's  Loss in respect  of this  Agreement.  If that  amount is a  positive  number,  the
               Defaulting Party will pay it to the  Non-defaulting  Party; if it is a negative number,  the Non-defaulting
               Party will pay the absolute value of that amount to the Defaulting Party.

         (ii)  Termination Events.  If the Early Termination Date results from a Termination Event:--

               (1)  One  Affected  Party.  If there is one  Affected  Party,  the amount  payable  will be  determined  in accordance with Section 6(e)(i)(3),  if Market Quotation applies,  or Section 6(e)(i)(4),  if Loss applies, except that, in either case,  references to the Defaulting  Party and to the  Non-defaulting  Party will be deemed  to be  references  to  the  Affected  Party  and  the  party  which  is  not  the  Affected  Party, respectively,  and, if Loss applies and fewer than all the  Transactions are being  terminated,  Loss shall be calculated in respect of all Terminated Transactions.

               (2)  Two Affected Parties.  If there are two Affected Parties:--

                     (A)   if Market Quotation  applies,  each party will determine a Settlement  Amount in respect of the
                     Terminated  Transactions,  and an amount will be payable  equal to (I) the sum of (a) one-half of the difference  between the Settlement  Amount of the party with the higher  Settlement  Amount ("X") and the Settlement  Amount of the party with the lower  Settlement  Amount ("Y") and (b)

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                     the  Termination
                     Currency  Equivalent of the Unpaid Amounts owing to X less (II) the Termination  Currency  Equivalent of the Unpaid Amounts owing to Y; and

                     (B)   if Loss  applies,  each party will  determine  its Loss in respect of this  Agreement  (or,  if fewer than all the  Transactions  are being  terminated,  in respect of all Terminated  Transactions)
                     and an amount  will be payable  equal to  one-half  of the  difference  between the Loss of the party with the higher Loss ("X") and the Loss of the party with the lower Loss ("Y").

             If the amount payable is a positive  number,  Y will pay it to X; if it is a negative  number, X will pay the absolute value of that amount to Y.

         (iii) Adjustment for Bankruptcy.  In  circumstances  where an Early  Termination  Date occurs because  "Automatic
         Early  Termination"  applies in respect of a party, the amount determined under this Section 6(e) will be subject to such  adjustments as are  appropriate  and permitted by law to reflect any payments or deliveries  made by one party to the other under this  Agreement  (and  retained by such other party) during the period from the relevant
         Early Termination Date to the date for payment determined under Section 6(d)(ii).

         (iv)  Pre-Estimate.  The  parties  agree  that if Market  Quotation  applies  an amount  recoverable  under  this
         Section  6(e) is a  reasonable  pre-estimate  of loss and not a penalty.  Such  amount is payable for the loss of bargain and the loss of  protection  against  future  risks and except as  otherwise  provided in this  Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.

7.       Transfer

Subject to Section  6(b)(ii),  neither this  Agreement nor any interest or  obligation  in or under this  Agreement may be transferred  (whether by way of security or  otherwise)  by either party  without the prior  written  consent of the other party, except that:--

(a)      a party may make such a transfer of this Agreement  pursuant to a consolidation  or amalgamation  with, or merger with or into, or transfer of all or  substantially  all its assets to, another entity (but without  prejudice to any other right or remedy under this Agreement); and

(b)      a party  may  make  such a  transfer  of all or any  part of its  interest  in any  amount  payable  to it from a
Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8.       Contractual Currency

(a)      Payment in the  Contractual  Currency.  Each payment under this Agreement  will be made in the relevant  currency specified in this Agreement for that payment (the  "Contractual  Currency").  To the extent  permitted by applicable  law, any obligation to make payments under this  Agreement in the  Contractual  Currency will not be discharged or satisfied by any tender in any currency  other than the  Contractual  Currency,  except to the extent such tender results in the actual receipt  by the party to which  payment  is owed,  acting in a  reasonable  manner  and in good  faith in  converting  the currency  so  tendered  into the  Contractual  Currency,  of the full  amount in the  Contractual  Currency of all amounts payable in respect of this  Agreement.  If for any reason the amount in the  Contractual  Currency so received falls short of the amount in the Contractual  Currency  payable in respect of this  Agreement,  the party required to make the payment will, to the extent  permitted by applicable law,  immediately pay such additional  amount in the Contractual  Currency as may be necessary to compensate for the  shortfall.  If for any reason the amount in the  Contractual  Currency so received exceeds the amount in the  Contractual  Currency  payable in respect of this  Agreement,  the party  receiving the payment will refund promptly the amount of such excess.

(b)      Judgments.  To the extent  permitted by applicable  law, if any judgment or order  expressed in a currency  other than the Contractual  Currency is rendered (i) for the payment of any amount owing in respect of this Agreement,  (ii) for the  payment of any amount  relating  to any early  termination  in  respect  of this  Agreement  or (iii) in respect of a judgment  or order of another  court for the  payment of any amount  described  in (i) or (ii)  above,  the party  seeking recovery,  after  recovery in full of the  aggregate  amount to which such party is entitled  pursuant to the  judgment or order,  will be  entitled  to receive  immediately  from the other party the amount of any  shortfall  of the  Contractual

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Currency  received by such party as a  consequence  of sums paid in such other  currency  and will refund  promptly to the other party any excess of the  Contractual  Currency  received by such party as a  consequence  of sums paid in such other currency if such  shortfall or such excess arises or results from any variation  between the rate of exchange at which the
Contractual  Currency is converted  into the currency of the judgment or order for the purposes of such  judgment or order and the rate of exchange at which such party is able,  acting in a reasonable  manner and in good faith in converting  the currency received into the Contractual  Currency,  to purchase the Contractual Currency with the amount of the currency of the judgment or order actually  received by such party.  The term "rate of exchange"  includes,  without  limitation,  any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

(c)      Separate  Indemnities.  To the extent  permitted by applicable  law, these  indemnities  constitute  separate and independent  obligations  from the other  obligations in this  Agreement,  will be enforceable as separate and independent causes of action,  will apply  notwithstanding  any indulgence  granted by the party to which any payment is owed and will not be  affected  by judgment  being  obtained or claim or proof being made for any other sums  payable in respect of this
Agreement.

(d)      Evidence of Loss.  For the purpose of this Section 8, it will be sufficient  for a party to  demonstrate  that it would have suffered a loss had an actual exchange or purchase been made.

9.       Miscellaneous

(a)      Entire  Agreement.  This  Agreement  constitutes  the entire  agreement  and  understanding  of the parties  with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b)      Amendments.  No  amendment,  modification  or waiver in respect of this  Agreement  will be  effective  unless in writing  (including a writing  evidenced by a facsimile  transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c)      Survival of Obligations.  Without  prejudice to Sections  2(a)(iii) and 6(c)(ii),  the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d)      Remedies  Cumulative.  Except as  provided  in this  Agreement,  the  rights,  powers,  remedies  and  privileges provided in this  Agreement are cumulative and not exclusive of any rights,  powers,  remedies and privileges  provided by law.

(e)      Counterparts and Confirmations.

         (i)  This Agreement (and each amendment,  modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

         (ii) The parties intend that they are legally bound by the terms of each  Transaction  from the moment they agree to those terms (whether  orally or otherwise).  A Confirmation  shall be entered into as soon as practicable  and may be  executed  and  delivered  in  counterparts  (including  by  facsimile  transmission)  or be created by an exchange of telexes or by an exchange of electronic  messages on an electronic  messaging  system,  which in each case will be sufficient  for all purposes to evidence a binding  supplement to this  Agreement.  The parties will specify  therein or through  another  effective  means that any such  counterpart,  telex or  electronic  message constitutes a Confirmation.

(f)      No Waiver of  Rights.  A failure  or delay in  exercising  any  right,  power or  privilege  in  respect  of this
Agreement will not be presumed to operate as a waiver,  and a single or partial exercise of any right,  power or privilege will not be presumed to preclude any  subsequent or further  exercise,  of that right,  power or privilege or the exercise of any other right, power or privilege.

(g)      Headings.  The headings used in this  Agreement are for  convenience  of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10.      Offices; Multibranch Parties

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(a)      If Section 10(a) is specified in the Schedule as applying,  each party that enters into a Transaction  through an
Office  other than its head or home  office  represents  to the other  party  that,  notwithstanding  the place of booking office or jurisdiction of  incorporation  or organization of such party,  the obligations of such party are the same as if it had entered into the Transaction  through its head or home office.  This  representation  will be deemed to be repeated by such party on each date on which a Transaction is entered into.

(b)      Neither party may change the Office  through which it makes and receives  payments or deliveries  for the purpose of a Transaction without the prior written consent of the other party.

(c)      If a party is specified as a  Multibranch  Party in the  Schedule,  such  Multibranch  Party may make and receive payments or deliveries  under any Transaction  through any Office listed in the Schedule,  and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

11.      Expenses

A  Defaulting  Party  will,  on demand,  indemnify  and hold  harmless  the other  party for and  against  all  reasonable out-of-pocket  expenses,  including  legal fees and Stamp Tax,  incurred by such other party by reason of the  enforcement and  protection  of its rights under this  Agreement or any Credit  Support  Document to which the  Defaulting  Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.

12.      Notices

(a)      Effectiveness.  Any notice or other  communication  in respect of this  Agreement  may be given in any manner set forth below (except that a notice or other communication  under Section 5 or 6 may not be given by facsimile  transmission or electronic  messaging  system) to the address or number or in accordance with the electronic  messaging  system details provided (see the Schedule) and will be deemed effective as indicated:--

         (i)  if in writing and delivered in person or by courier, on the date it is delivered;

         (ii) if sent by telex, on the date the recipient's answerback is received;

         (iii)    if sent by facsimile  transmission,  on the date that transmission is received by a responsible employee of the  recipient in legible  form (it being agreed that the burden of proving  receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine);

         (iv) if sent  by  certified  or  registered  mail  (airmail,  if  overseas)  or the  equivalent  (return  receipt requested), on the date that mail is delivered or its delivery is attempted; or

         (v)  if sent by electronic messaging system, on the date that electronic message is received,

unless the date of delivery (or attempted  delivery) or that receipt,  as applicable,  is not a Local Business Day or that communication  is delivered (or  attempted) or received,  as  applicable,  after the close of business on a Local Business
Day, in which case that  communication  shall be deemed  given and  effective on the first  following  day that is a Local
Business Day.

(b)      Change of  Addresses.  Either party may by notice to the other change the address,  telex or facsimile  number or electronic messaging system details at which notices or other communications are to be given to it.

13.      Governing Law and Jurisdiction

(a)      Governing  Law. This  Agreement  will be governed by and  construed in  accordance  with the law specified in the
Schedule.

(b)      Jurisdiction.  With respect to any suit, action or proceedings relating to this Agreement  ("Proceedings"),  each party irrevocably:—

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         (i)   submits to the  jurisdiction  of the English  courts,  if this  Agreement  is  expressed  to be governed by
         English law, or to the  non-exclusive  jurisdiction  of the courts of the State of New York and the United States
         District  Court  located in the Borough of  Manhattan  in New York City,  if this  Agreement  is  expressed to be governed by the laws of the State of New York; and

         (ii)  waives any  objection  which it may have at any time to the laying of venue of any  Proceedings  brought in any such court,  waives any claim that such  Proceedings  have been brought in an inconvenient  forum and further waives the right to object,  with  respect to such  Proceedings,  that such court does not have any  jurisdiction over such party.

Nothing in this Agreement  precludes either party from bringing  Proceedings in any other jurisdiction  (outside,  if this
Agreement is expressed to be governed by English  law,  the  Contracting  States,  as defined in Section 1(3) of the Civil
Jurisdiction and Judgments Act 1982 or any  modification,  extension or re-enactment  thereof for the time being in force)
nor will the bringing of  Proceedings in any one or more  jurisdictions  preclude the bringing of Proceedings in any other jurisdiction.

  (c)    Service of Process.  Each party  irrevocably  appoints the Process Agent (if any) specified  opposite its name in the  Schedule  to  receive,  for it and on its  behalf,  service of process  in any  Proceedings.  If for any reason any party's  Process  Agent is unable to act as such,  such party will  promptly  notify the other  party and within 30 days appoint a  substitute  process  agent  acceptable  to the other  party.  The parties  irrevocably  consent to service of process  given in the manner  provided  for notices in Section 12.  Nothing in this  Agreement  will affect the right of either party to serve process in any other manner permitted by law.

  (d)    Waiver of Immunities.  Each party  irrevocably  waives,  to the fullest extent  permitted by applicable law, with respect to itself and its revenues and assets  (irrespective  of their use or intended use), all immunity on the grounds of  sovereignty  or other  similar  grounds  from (i) suit,  (ii)  jurisdiction  of any  court,  (iii)  relief by way of injunction,  order for specific  performance or for recovery of property,  (iv) attachment of its assets (whether before or after  judgment)  and (v)  execution  or  enforcement  of any  judgment to which it or its  revenues or assets  might otherwise  be entitled in any  Proceedings  in the courts of any  jurisdiction  and  irrevocably  agrees,  to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

  14.    Definitions

  As used in this Agreement:--

  "Additional Termination Event" has the meaning specified in Section 5(b).

  "Affected Party" has the meaning specified in Section 5(b).

  "Affected  Transactions"  means (a) with respect to any Termination Event consisting of an Illegality,  Tax Event or Tax
  Event Upon Merger,  all Transactions  affected by the occurrence of such  Termination  Event and (b) with respect to any other Termination Event, all Transactions.

  "Affiliate" means,  subject to the Schedule,  in relation to any person, any entity controlled,  directly or indirectly, by the person, any entity that controls,  directly or indirectly,  the person or any entity directly or indirectly under common  control with the person.  For this purpose,  "control" of any entity or person means  ownership of a majority of the voting power of the entity or person.

  "Applicable Rate" means:—

  (a)    in respect of  obligations  payable or  deliverable  (or which  would have been but for Section  2(a)(iii))  by a
  Defaulting Party, the Default Rate;

  (b)    in  respect  of an  obligation  to pay an  amount  under  Section  6(e) of either  party  from and after the date
  (determined in accordance with Section 6(d)(ii)) on which that amount is payable, the Default Rate;

  (c)    in respect of all other obligations  payable or deliverable (or which would have been but for Section  2(a)(iii))
  by a Non-defaulting Party, the Non-default Rate; and

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  (d)    in all other cases, the Termination Rate.

  "Burdened Party" has the meaning specified in Section 5(b).

  "Change in Tax Law" means the enactment,  promulgation,  execution or ratification of, or any change in or amendment to, any law (or in the  application  or  official  interpretation  of any law) that occurs on or after the date on which the relevant Transaction is entered into.

  "consent" includes a consent,  approval,  action,  authorization,  exemption,  notice, filing,  registration or exchange control consent.

  "Credit Event Upon Merger" has the meaning specified in Section 5(b).

  "Credit Support Document" means any agreement or instrument that is specified as such in this Agreement.

  "Credit Support Provider" has the meaning specified in the Schedule.

  "Default  Rate" means a rate per annum equal to the cost (without  proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

  "Defaulting Party" has the meaning specified in Section 6(a).

  "Early Termination Date" means the date determined in accordance with Section 6(a) or 6(b)(iv).

  "Event of Default" has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

  "Illegality" has the meaning specified in Section 5(b).

  "Indemnifiable  Tax"  means any Tax other  than a Tax that  would not be  imposed  in  respect  of a payment  under this
  Agreement but for a present or former  connection  between the  jurisdiction  of the  government  or taxation  authority imposing  such Tax and the  recipient  of such  payment  or a  person  related  to such  recipient  (including,  without limitation,  a connection  arising from such  recipient or related  person being or having been a citizen or resident of such  jurisdiction,  or being or having been organised,  present or engaged in a trade or business in such jurisdiction, or having or having had a permanent  establishment  or fixed place of business  in such  jurisdiction,  but  excluding a connection  arising solely from such recipient or related person having executed,  delivered,  performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

  "law"  includes any treaty,  law, rule or regulation  (as modified,  in the case of tax matters,  by the practice of any relevant governmental revenue authority) and "lawful" and "unlawful" will be construed accordingly.

  "Local Business Day" means,  subject to the Schedule,  a day on which commercial banks are open for business  (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i),  in the place(s)  specified in the relevant  Confirmation  or, if not so  specified,  as otherwise  agreed by the parties in writing or  determined  pursuant to provisions  contained,  or  incorporated  by reference,  in this  Agreement,  (b) in relation to any other payment,  in the place where the relevant  account is located and, if different,  in the principal financial  centre,  if any, of the  currency  of such  payment,  (c) in  relation to any notice or other  communication, including notice  contemplated  under Section  5(a)(i),  in the city specified in the address for notice provided by the recipient and, in the case of a notice  contemplated  by Section 2(b), in the place where the relevant new account is to be located and (d) in relation to Section  5(a)(v)(2),  in the relevant  locations for performance  with respect to such
  Specified Transaction.

                                                                                                                ISDA® 1992

  "Loss" means,  with respect to this Agreement or one or more Terminated  Transactions,  as the case may be, and a party, the Termination  Currency Equivalent of an amount that party reasonably  determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative  number) in connection  with this Agreement or that Terminated
  Transaction or group of Terminated Transactions,  as the case may be, including any loss of bargain, cost of funding or, at the  election  of such  party  but  without  duplication,  loss or cost  incurred  as a  result  of its  terminating, liquidating,  obtaining or  reestablishing  any hedge or related  trading  position (or any gain  resulting  from any of them).  Loss  includes  losses and costs (or gains) in respect of any  payment or  delivery  required  to have been made
  (assuming  satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made,  except,  so as to avoid  duplication,  if Section  6(e)(i)(1)  or (3) or  6(e)(ii)(2)(A)  applies.  Loss does not include a party's legal fees and  out-of-pocket  expenses  referred to under Section 11. A party will determine its Loss as of the  relevant  Early  Termination  Date,  or,  if that is not  reasonably  practicable,  as of the  earliest  date thereafter as is  reasonably  practicable.  A party may (but need not)  determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

  "Market Quotation" means, with respect to one or more Terminated  Transactions and a party making the determination,  an amount  determined on the basis of quotations  from Reference  Market-makers.  Each quotation will be for an amount,  if any,  that  would be paid to such party  (expressed  as a negative  number)  or by such party  (expressed  as a positive number) in  consideration  of an agreement  between such party (taking into account any existing Credit Support Document with respect to the obligations of such party) and the quoting  Reference  Market-maker to enter into a transaction (the
  "Replacement  Transaction")  that would have the effect of  preserving  for such party the  economic  equivalent  of any payment or delivery (whether the underlying  obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated  Transaction or group of  Terminated  Transactions  that would,  but for the  occurrence of the relevant  Early  Termination  Date,  have been required  after that date.  For this  purpose,  Unpaid  Amounts in  respect of the  Terminated  Transaction  or group of
  Terminated  Transactions  are to be excluded but,  without  limitation,  any payment or delivery that would, but for the relevant Early  Termination  Date, have been required  (assuming  satisfaction of each applicable  condition  precedent)
  after  that  Early  Termination  Date  is to  be  included.  The  Replacement  Transaction  would  be  subject  to  such documentation  as  such  party  and the  Reference  Market-maker  may,  in good  faith,  agree.  The  party  making  the determination (or its agent) will request each Reference  Market-maker to provide its quotation to the extent reasonably practicable  as of the  same  day and  time  (without  regard  to  different  time  zones)  on or as soon as  reasonably practicable  after  the  relevant  Early  Termination  Date.  The day and time as of which  those  quotations  are to be obtained will be selected in good faith by the party obligated to make a determination  under Section 6(e), and, if each party is so  obliged,  after  consultation  with the  other.  If more than three  quotations  are  provided,  the Market
  Quotation will be the arithmetic mean of the quotations,  without regard to the quotations having the highest and lowest values.  If exactly three such  quotations  are provided,  the Market  Quotation will be the quotation  remaining  after disregarding  the highest and lowest  quotations.  For this  purpose,  if more than one  quotation  has the same highest value or lowest value,  then one of such quotations  shall be disregarded.  If fewer than three quotations are provided, it will be  deemed  that the  Market  Quotation  in  respect  of such  Terminated  Transaction  or  group of  Terminated
  Transactions cannot be determined.

"Non-default  Rate"  means a rate per annum  equal to the cost  (without  proof or  evidence  of any  actual  cost) to the
Non-defaulting party (as certified by it) if it were to fund the relevant amount.

"Non-defaulting Party" has the meaning specified in Section 6(a).

"Office" means a branch or office of a party, which may be such party's head or home office.

"Potential  Event of  Default"  means  any event  which,  with the  giving  of notice or the lapse of time or both,  would constitute an Event of Default.

"Reference  Market-makers"  means four leading dealers in the relevant  market selected by the party  determining a Market
Quotation in good faith (a) from among  dealers of the highest  credit  standing  which satisfy all the criteria that such party applies  generally at the time in deciding  whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

                                                                                                                ISDA® 1992

"Relevant  Jurisdiction"  means,  with  respect  to a party,  the  jurisdictions  (a) in which the party is  incorporated, organized,  managed and  controlled or considered to have its seat,  (b) where an Office through which the party is acting for purposes of this  Agreement is located,  (c) in which the party  executes  this  Agreement  and (d) in relation to any payment, from or through which such payment is made.

"Scheduled  Payment Date" means a date on which a payment or delivery is to be made under Section  2(a)(i) with respect to a Transaction.

"Set-off"  means  set-off,  offset,  combination  of  accounts,  right of  retention or  withholding  or similar  right or requirement  to which the payer of an  amount  under  Section  6 is  entitled  or  subject  (whether  arising  under  this
Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

"Settlement Amount" means, with respect to a party and any Early Termination Date, the sum of:--

(a)   the Termination  Currency  Equivalent of the Market  Quotations  (whether  positive or negative) for each Terminated
Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

(b)   such party's Loss (whether  positive or negative and without  reference to any Unpaid  Amounts) for each  Terminated
Transaction or group of Terminated  Transactions  for which a Market  Quotation  cannot be determined or would not (in the reasonable belief of the party making the determination) produce a commercially reasonable result.

"Specified Entity" has the meaning specified in the Schedule.

"Specified  Indebtedness"  means,  subject to the  Schedule,  any  obligation  (whether  present or future,  contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

"Specified  Transaction"  means,  subject to the  Schedule,  (a) any  transaction  (including  an  agreement  with respect thereto) now existing or hereafter  entered into between one party to this  Agreement (or any Credit  Support  Provider of such  party or any  applicable  Specified  Entity of such  party)  and the other  party to this  Agreement  (or any Credit
Support  Provider  of such  other  party or any  applicable  Specified  Entity of such other  party)  which is a rate swap transaction,  basis swap, forward rate transaction,  commodity swap, commodity option, equity or equity index swap, equity or equity  index  option,  bond option,  interest  rate option,  foreign  exchange  transaction,  cap  transaction,  floor transaction, collar transaction,  currency swap transaction,  cross-currency rate swap transaction, currency option or any other similar transaction  (including any option with respect to any of these transactions),  (b) any combination of these transactions  and (c) any other  transaction  identified  as a Specified  Transaction  in this  Agreement  or the relevant confirmation.

"Stamp Tax" means any stamp, registration, documentation or similar tax.

"Tax" means any present or future tax, levy, impost,  duty, charge,  assessment or fee of any nature (including  interest, penalties and additions  thereto)  that is imposed by any  government or other taxing  authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

"Tax Event" has the meaning specified in Section 5(b).

"Tax Event Upon Merger" has the meaning specified in Section 5(b).

"Terminated  Transactions"  means with respect to any Early  Termination  Date (a) if resulting from a Termination  Event, all Affected  Transactions  and (b) if resulting  from an Event of Default,  all  Transactions  (in either case) in effect immediately  before the  effectiveness  of the notice  designating  that Early  Termination  Date (or, if "Automatic Early
Termination" applies, immediately before that Early Termination Date).

"Termination Currency" has the meaning specified in the Schedule.

                                                                                                                ISDA® 1992

"Termination  Currency  Equivalent"  means,  in  respect of any  amount  denominated  in the  Termination  Currency,  such
Termination  Currency amount and, in respect of any amount  denominated in a currency other than the Termination  Currency
(the "Other Currency"),  the amount in the Termination Currency determined by the party making the relevant  determination as being  required to purchase such amount of such Other Currency as at the relevant  Early  Termination  Date, or, if the relevant  Market  Quotation  or Loss (as the case may be), is  determined  as of a later date,  that later date,  with the
Termination  Currency at the rate equal to the spot  exchange  rate of the foreign  exchange  agent  (selected as provided below) for the  purchase of such Other  Currency  with the  Termination  Currency  at or about 11:00 a.m.  (in the city in which such foreign  exchange  agent is located) on such date as would be customary  for the  determination  of such a rate for the  purchase  of such Other  Currency  for value on the  relevant  Early  Termination  Date or that later  date.  The foreign  exchange  agent will,  if only one party is obliged to make a  determination  under  Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

"Termination  Event" means an  Illegality,  a Tax Event or a Tax Event Upon Merger or, if specified  to be  applicable,  a
Credit Event Upon Merger or an Additional Termination Event.

"Termination  Rate"  means a rate per annum equal to the  arithmetic  mean of the cost  (without  proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

"Unpaid Amounts" owing to any party means,  with respect to an Early  Termination Date, the aggregate of (a) in respect of all  Terminated  Transactions,  the  amounts  that  became  payable  (or that would have  become  payable  but for Section
2(a)(iii)) to such party under Section  2(a)(i) on or prior to such Early  Termination  Date and which remain unpaid as at such Early Termination Date and (b) in respect of each Terminated  Transaction,  for each obligation under Section 2(a)(i)
which was (or would have been but for Section  2(a)(iii))  required to be settled by delivery to such party on or prior to such Early  Termination Date and which has not been so settled as at such Early  Termination  Date, an amount equal to the fair market  value of that which was (or would have been)  required to be delivered as of the  originally  scheduled  date for delivery,  in each case together with (to the extent  permitted  under  applicable  law) interest,  in the currency of such amounts,  from (and  including)  the date such amounts or  obligations  were or would have been required to have been paid or performed to (but excluding) such Early  Termination  Date, at the Applicable  Rate. Such amounts of interest will be  calculated  on the basis of daily  compounding  and the actual  number of days  elapsed.  The fair market value of any obligation  referred to in clause (b) above shall be reasonably  determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged,  it shall be the average of the  Termination  Currency  Equivalents of the fair market values reasonably determined by both parties.

                                                                                                                ISDA® 1992

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

BANK OF AMERICA, N.A.                                          BA CREDIT CARD TRUST

                                                               By:       BA CREDIT CARD FUNDING, LLC, as beneficiary
                                                                         and not in its individual capacity
____________________________________________________          _______________________________________________________
                  (Name of Party)                                                      (Name of Party)

         /s/ Roger Heintzelman                                 /s/ Scott McCarthy
By______________________________________             By______________________________________
        Name:  Roger Heintzelman                               Name:  Scott McCarthy
        Title: Senior Vice President                           Title: Senior Vice President
        Date:  January 18, 2007                                Date:  January 18, 2007

                                                                                                                ISDA® 1992

                                                                                                      EXECUTION COPY

                                                      SCHEDULE
                                                       to the
                                                  Master Agreement
                                            dated as of January 18, 2007
                                                      between
                                         BANK OF AMERICA, N.A. ("Party A"),

                                                        and

The BA CREDIT CARD TRUST ("Party B"), a statutory  trust created  pursuant to a trust  agreement  dated as of May 4,
2001, as amended and restated as of May 24,  2001,  and as amended as of July 12,  2001, as of August 1, 2002, as of
June 27, 2003 and as of January  27,  2006,  and as amended  and  restated as of June 10, 2006 and as of October 20,
2006 (as amended, restated or otherwise modified from time to time,  the "Trust Agreement").

Party B intends to issue BAseries  Class  A(2007-1)  Notes (the "Class A Notes")  pursuant to the Second Amended and
Restated  Indenture  dated  as of  October  20,  2006 (as  amended  from  time to time,  the  "Base  Indenture")  as supplemented by the Amended and Restated  BAseries  Indenture  Supplement dated as of June 10, 2006 (as amended from time to time, the "Indenture  Supplement")  and as further  supplemented by the Class A(2007-1) Terms Document dated as of  January  18,  2007  (the  "Terms  Document"  and,  collectively  with the Base  Indenture  and the  Indenture
Supplement, the "Indenture").

Part 1.  Termination Provisions.

In this Agreement:

(a)      "Specified Entity" shall not apply for purposes of this Agreement.

(b)      "Specified Transaction" will have no meaning for the purpose of this Agreement.

(c)      The "Breach of Agreement"  provisions of Section 5(a)(ii),  the  "Misrepresentation"  provisions of Section
         5(a)(iv),  the "Default under Specified  Transaction"  provisions of Section  5(a)(v),  the "Cross Default"
         provisions of Section 5(a)(vi),  the "Merger Without  Assumption"  provisions of Section  5(a)(viii),  "Tax
         Event Upon Merger"  provisions  of Section  5(b)(iii),  and the "Credit  Event Upon Merger"  provisions  of
         Section  5(b)(iv)  will not apply to Party A and will not apply to Party B. Solely with respect to payments required to be made by Party A after the occurrence of an Early  Redemption Event with respect to the Class
         A Notes,  the word "the third" in the final line of Section  5(a)(i) shall be replaced with "12:00 noon New
         York City time of the first (or such  other time as may be  mutually  agreed to by Party A, Party B and the
         Note Rating Agencies)".

                                                                1

(d)      The "Automatic Early  Termination"  provisions of Section 6(a) will not apply to Party A and will not apply to Party B.

(e)      Payments on Early  Termination.  For the purpose of Section 6(e) of this  Agreement,  Market  Quotation and the Second Method will apply;  provided,  however,  that in the case of an Event of Default with respect to
         Party A as the Defaulting Party or a Termination  Event with respect to Party A as the sole Affected Party, the related  Settlement  Amount,  if negative,  will be deemed to be zero if the Market  Quotation (as such term is modified pursuant to Part 1(f) below) cannot be determined.

(f)      Market  Quotation.  Notwithstanding  anything to the  contrary in the  definition  of Market  Quotation  in
         Section  14,  in the case of an Event of  Default  with  respect  to Party A as the  Defaulting  Party or a
         Termination  Event  with  respect  to Party A as the sole  Affected  Party,  if each  Market  Quotation  is negative,  the Market Quotation will be deemed to be the negative quotation with the highest absolute value received from the Reference  Market-makers.  To the extent that Party B, using its best efforts, is able to obtain only one Market Quotation from the Reference  Market-makers,  Party A and Party B agree that Party B shall  enter  into a  Replacement  Transaction  with  the  Reference  Market-maker  providing  such  Market
         Quotation. To the extent reasonably  practicable,  any agreement entered into with a Reference Market-maker in connection  with, and for the purpose of, creating a Replacement  Transaction  shall be on substantially similar terms as the terms of this Agreement.

(g)      Settlement  Amount.  Notwithstanding  anything to the contrary in the  definition of  Settlement  Amount in
         Section  14,  in the case of an Event of  Default  with  respect  to Party A as the  Defaulting  Party or a
         Termination  Event with respect to Party A as the sole Affected Party,  the amount  calculated  pursuant to paragraph (b) of the definition of Settlement Amount in respect of Party A shall be deemed to be zero.

(h)      "Reference  Market-maker"  will not have the meaning  specified  in Section 14, but will  instead  mean the following:

                  "Reference  Market-maker"  means five leading dealers in the relevant market selected by the party determining  the Market  Quotation in good faith (a) from among  dealers which are rated not lower than  investment  grade by  Standard & Poor's  Ratings  Services  ("S&P")  and  Moody's  Investors
                  Service,  Inc.  ("Moody's")  which satisfy the criteria that such party applies  generally at that time  in  deciding  whether  to  offer  or make  an  extension  of  credit  and (b) to the  extent practicable, from among dealers having an office in the same city.

(i)      "Termination Currency" means United States Dollars ("USD").

(j)      Additional  Termination Events. The following events shall each constitute an Additional  Termination Event hereunder:

         (i)      A failure by Party A to provide the  information or take the actions  provided in Part 5(n) below.
                  For purposes of Section 6 of this Agreement, Party A shall be the sole Affected Party.

                                                                2

         (ii)     An  amendment  and/or  supplement  to (A) the Second  Amended  and  Restated  Pooling and
                  Servicing Agreement, dated as of October 20, 2006 (as amended,  supplemented or otherwise modified from time to time, the "Pooling and Servicing  Agreement"),  between BA Credit Card Funding,  LLC, as Transferor (the "Transferor"),  FIA Card Services,  National Association,  as Servicer ("FIA"),
                  and The Bank of New York,  as  Trustee  (the  "Trustee")  (other  than the  execution  of a series supplement or an amendment,  supplement or  modification  of a series  supplement  that is not the
                  Series 2001-D  Supplement (as defined  below)),  (B) the Second Amended and Restated Series 2001-D
                  Supplement,  dated as of October 20, 2006 (as amended,  supplemented  or otherwise  modified  from time to time,  the "Series 2001-D  Supplement"  and,  collectively  with the Pooling and Servicing
                  Agreement and the Trust Agreement, the "Base Transaction Documents"),  between the Transferor, FIA and the Trustee,  (C) the Trust  Agreement,  or (D) the  Indenture  (other than the execution of a terms  document or an amendment,  supplement or  modification  of a terms document that is not the
                  Terms  Document),  is made without the prior  written  consent of Party A (such  consent not to be unreasonably  withheld),  if such  amendment  and/or  supplement:  (a)  adversely  affects  any of
                  Party A's rights or obligations under this Agreement;  or (b)  adversely  modifies,  or materially impairs  the  ability  of Party B to  fully  perform,  any of Party  B's  obligations  under  this
                  Agreement.  For purposes of Section 6 of this Agreement, Party B shall be the sole Affected Party.

Part 2.  Tax Representations.

(a)      Payer Tax  Representations.  For the purpose of Section  3(e) of this  Agreement,  Party A and Party B will each make the following representation:

         It is not required by any applicable law, as modified by the practice of any relevant  governmental revenue authority,  of any Relevant  Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Sections 2(e),  6(d)(ii) and 6(e) of this Agreement) to be made by it to the other  party  under this  Agreement.  In making  this  representation,  it may rely on (i) the accuracy of any  representation  made by the other party pursuant to Section 3(f) of this  Agreement,  (ii)
         the  satisfaction  of the  agreement  contained in Section  4(a)(i) or 4(a)(iii) of this  Agreement and the accuracy and  effectiveness  of any document  provided by the other party  pursuant to Section  4(a)(i) and
         4(a)(iii) of this  Agreement;  and (iii) the  satisfaction of the agreement of the other party contained in
         Section  4(d) of this  Agreement,  provided  that it shall  not be a breach  of this  representation  where reliance is placed on clause  (ii) and  the other party does not deliver a form or document  under  Section
         4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)      Payee  Representations.  For the purpose of Section  3(f) of this  Agreement,  Party A and Party B make the following representations:

         (i)      The following representation will apply to Party B:

                  It is a US person for US federal income tax purposes.

                                                                3

         (ii)     The following representation will apply to Party A:

                  It is a national banking association for US federal income tax purposes.

Part 3.  Agreement to Deliver Documents.

         For the purpose of Sections  3(d),  4(a)(i) and (ii) of this  Agreement,  each party  agrees to deliver the following documents, as applicable:

(a)      Tax forms, documents or certificates to be delivered are:

========================== ====================================== ======================== =========================
Party required to                                                 Date by which            Covered by Section 3(d)
deliver document           Form/Document/Certificate              to be delivered          Representation
-------------------------- -------------------------------------- ------------------------ -------------------------
Party B                    Any form or document that may be       Promptly upon            No
                           reasonably requested, and that Party   reasonable demand by
                           B is eligible to provide, in order     the other party.
                           to allow the requesting party to
                           make a payment without (or with
                           reduced) withholding Tax.
-------------------------- -------------------------------------- ------------------------ -------------------------
Party A                    Any form or document that may be       Promptly upon            No
                           reasonably requested, and that Party   reasonable demand by
                           A is eligible to provide, in order     the other party.
                           to allow the requesting party to
                           make a payment without (or with
                           reduced) withholding Tax.
========================== ====================================== ======================== =========================
Party B                    (i) Internal Revenue Service Form      (i) Upon execution of    No
                           W-9 (or any successor form) of the     this Agreement, (ii)
                           Beneficiary and (ii) any other form    thereafter promptly
                           or document that may be reasonably     upon reasonable demand
                           requested, and that Party B is         by Party A and (iii)
                           eligible to provide, in order to       promptly upon learning
                           allow the requesting party to make a   that such form
                           payment without (or with reduced)      previously provided by
                           withholding Tax.                       Party B has become
                                                                  obsolete or incorrect.
========================== ====================================== ======================== =========================

                                                                4

(b)      Other documents to be delivered are:

-------------------------- -------------------------------------- ------------------------ -------------------------
Party required to                                                   Date by which
deliver document           Form/Document/Certificate                to be delivered        Covered by Section 3(d)
-------------------------- -------------------------------------- ------------------------ -------------------------
Party A                    An opinion of  counsel (which may be   Upon execution of this   Yes
                           in-house counsel) for Party A in the   Agreement
                           form reasonably acceptable to Party B
-------------------------- -------------------------------------- ------------------------ -------------------------
Party A                    An incumbency certificate with         Upon execution of this   Yes
                           respect to the signatory of this       Agreement
                           Agreement
-------------------------- -------------------------------------- ------------------------ -------------------------
Party B                    An opinion of counsel for Party B in   Upon execution of this   Yes
                           the form reasonably acceptable to      Agreement
                           Party A
-------------------------- -------------------------------------- ------------------------ -------------------------
Party B                    An incumbency certificate with         Upon execution of this   Yes
                           respect to the signatory of this       Agreement
                           Agreement
-------------------------- -------------------------------------- ------------------------ -------------------------
Party B                    Monthly Noteholders' Statement (as     Upon each Transfer       No
                           defined in the Indenture)              Date (as defined in
                                                                  the Indenture)
-------------------------- -------------------------------------- ------------------------ -------------------------

Part 4.  Miscellaneous.

(a)      Addresses for Notices.  For the purpose of Section 12(a):

         Address for notices or communications to Party A:

        Address:              Bank of America, N.A.
                              Sears Tower
                              233 South Wacker Drive, Suite 2800
                              Chicago, IL 60606
                              Attention:  Swap Operations
                              Telephone No.:  (312) 234-2732
                              Facsimile No.:  (312) 234-3603

                                                                5

                              with a copy to:

                              Bank of America, N.A.
                              100 N. Tryon St., NC1-007-13-01
                              Charlotte, North Carolina  28255
                              Attention:  Capital Markets Documentation
                              Facsimile No.:  (704) 386-4113

                  For all purposes.

         Address for notices or communications to Party B:

        Address:              BA Credit Card Trust
                              c/o BA Credit Card Funding, LLC, as Beneficiary
                              214 North Tryon Street
                              Suite #21-39
                              NC1-027-21-04
                              Charlotte, North Carolina 28255
                              Attention: Marcie Copson-Hall

                              with a copy to:
                              Bank of America, National Association
                              101 S. Tryon Street
                              Mail Code:  NC1-002-29-01
                              Charlotte, North Carolina 28255
                              Attention:  Caroline Tsai

                  For all purposes.

(b)      Process Agent.  For the purpose of Section 13(c):

         Party A appoints as its Process Agent:  Not applicable.

         Party B appoints as its Process Agent:  Not applicable.

(c)      Offices.  The provisions of Section 10(a) will apply to this Agreement.

(d)      Multibranch Party.  For the purpose of Section 10(c) of this Agreement:

         Party A is a Multibranch Party and may act through its Charlotte,  North Carolina,  Chicago,  Illinois, San
         Francisco,  California, New York, New York or Boston,  Massachusetts Office, or such other Office as may be agreed to by the parties in connection with a Transaction.

         Party B is not a Multibranch Party.

                                                                6

(e)      Calculation  Agent.  The  Calculation  Agent is the  Indenture  Trustee,  unless  otherwise  specified in a
         Confirmation in relation to the relevant Transaction.

(f)      Credit Support Document.  Details of any Credit Support Document:

         In the case of Party A:  Not applicable.

         In the case of Party B:  Not applicable.

(g)      Credit Support Provider.

         In relation to Party A:  Not applicable.

         In relation to Party B:  Not applicable.

(h)      Governing Law. This  Agreement  will be governed by and construed in accordance  with the laws of the State of New York  (without  reference  to choice of law  doctrine but without  prejudice  to the  provisions  of
         Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York).

(i)      Netting  of  Payments.  Subparagraph  (ii) of  Section  2(c) of this  Agreement  will  apply  to any of the
         Transactions,  except  that it will not apply to payments by each Party to the other if Party B so notifies
         Party A at least ten (10) days in advance of the date such payments are due.

(j)      "Affiliate"  will have the meaning  specified in Section 14 of this Agreement,  except that with respect to
         Party B there shall be deemed to be no Affiliates.

(k)      "Regulation  AB"  means  Subpart  229.1100  -  Asset  Backed  Securities  (Regulation  AB),  17  C.F.R.  §§
         229.1100-229.1123,  as such  regulation may be amended from time to time and subject to such  clarification and interpretation as have been provided by the Securities and Exchange  Commission ("SEC") in the adopting release  (Asset-Backed  Securities,  Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7,
         2005)) or by the staff of the SEC, or as may be provided in writing by the SEC or its staff.

Part 5.  Other Provisions.

(a)      Confirmation.  The  Confirmation,  dated the date hereof,  between Party A and Party B  supplements,  forms part of, and will be read and construed as one with,  this  Agreement.  A form of Confirmation is set forth as Exhibit A hereto.  This document shall be construed to form a single  agreement  with one  Confirmation.
         Reference to this  "Agreement"  means,  with respect to a  Transaction,  this  document  together  with the
         Confirmation.

(b)      Waiver of Trial By Jury.  Each party waives,  to the fullest extent  permitted by applicable law, any right it may have to a trial by jury in respect of any suit,  action or proceeding  relating to this Agreement or any Transaction  contemplated  hereby.  Each party (i) certifies that no representative,  agent or attorney of the other party has

                                                                7

         represented,  expressly or otherwise,  that such other party would not, in the event of such a suit,  action or proceeding,  seek to enforce the foregoing waiver and (ii)  acknowledges that it and the other party have been induced to enter this  Agreement by, among other things,  the mutual  waivers and certifications in this Section.

(c)      Non-Petition.  To the fullest  extent  permitted by applicable  law, Party A hereby agrees that it will not commence or join in commencing any bankruptcy or other insolvency  action against Party B prior to the date which is one year and one day after all Notes (as such term is  defined in the Base  Indenture)  of Party B have been paid in full.  Nothing  herein shall prevent Party A from  participating  in any such  proceeding once commenced.

(d)      Assignment.  In the event the  long-term,  senior  unsecured debt rating of Party A is lowered to below the category  of BBB- by S&P or Baa3 by Moody's or such  rating  agencies'  then  equivalent  ratings,  or such ratings are withdrawn by either S&P or Moody's,  Party B shall direct Party A to assign and  delegate,  and
         Party A shall assign and  delegate,  its rights and  obligations  under any  Transaction  to a  replacement counterparty.

(e)      Provision  for  Payments  from  Party  B.  Notwithstanding  anything  contained  in this  Agreement  to the contrary,  any amount required to be paid by Party B pursuant to this Agreement will be payable only to the extent  provided  in,  and from  amounts  on  deposit in the  Interest  Funding  sub-Account  for the Class
         A(2007-1) Notes which are  specifically  available to be applied  therefor  pursuant to, Section 3.13(d) of the Indenture  Supplement,  as determined pursuant to Section 2.03(b) of the Terms Document and any amounts specifically  available  to be applied  therefor  pursuant to Section  2.12 of the Terms  Document (as such terms are defined in the  Confirmation).  Party A will be entitled to the benefit of the Collateral and the obligations of Party B under this Agreement will be secured  obligations,  in each case in accordance  with the terms of the Indenture.  Party A will be a third-party beneficiary of the Indenture.

(f)      Relationship  Between  Parties.  Each  party will be deemed to  represent to the other party on the date on which it enters into this  Agreement  that (absent a written  agreement  between the parties that expressly imposes affirmative obligations to the contrary):

         (i)      Non-Reliance.  It is acting for its own account, and it has made its own independent  decisions to enter into this  Agreement and as to whether this  Agreement is appropriate or proper for it based upon its own  judgment  and upon advice  from such  advisers  as it has deemed  necessary.  It is not relying on any communication  (written or oral) of the other party as investment  advice or as a  recommendation  to enter into this  Agreement;  it being  understood  that  information  and  explanations  related to the terms and conditions of this Agreement shall not be considered  investment  advice or a recommendation  to enter into this Agreement.  No communication  (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Agreement.

         (ii)     Assessment and  Understanding.  It is capable of assessing the merits of and understanding (on its own behalf or through independent  professional advice), and

                                                                8

         understands and accepts, the terms, conditions
         and risks of this Agreement.  It is also capable of assuming, and assumes, the risks of this Agreement.

         (iii)    Status of  Parties.  The other  party is not  acting as a  fiduciary  for or as  adviser  to it in respect of this Agreement.

         (iv)     It is entering into this Agreement,  each Transaction and any other documentation relating to this
         Agreement  or any  Transaction  as  principal  (and not as agent or in any  other  capacity,  fiduciary  or otherwise).

(g)      Additional Representations.

         (i)      Each of Party A and  Party B  represents  that (i) it is an  "eligible  contract  participant"  as defined in § 1a(12) of the Commodity  Exchange Act, as amended by the Commodity  Futures  Modernization Act of 2000 (7 U.S.C.  § 1a(12)) and (ii) the material terms of this  Agreement and the Swap  Transaction  have been individually tailored and negotiated.

         (ii)     Party B represents  that: (i) it has the power to perform its obligations  under the Indenture and has taken all necessary  action to authorize such  performance;  (ii) all  governmental  and other consents that are required to have been obtained by it with respect to the  Indenture  have been obtained and are in full  force and  effect  and all  conditions  of any such  consents  have  been  complied  with;  (iii) its obligations  under the  Indenture  constitute  its legal,  valid and binding  obligations,  enforceable  in accordance with their terms (subject to applicable bankruptcy,  reorganization,  insolvency,  moratorium or similar laws  affecting  creditors'  rights  generally  and  subject,  as to  enforceability,  to equitable principles of general  application  (regardless of whether  enforcement is sought in a proceeding in equity or at law));  (iv) no Event of Default (as defined in the Indenture) or Early  Redemption Event (as defined in the  Indenture)  with respect to any series,  class or tranche of notes issued by it has occurred and is continuing  and no such  event  or  circumstance  would  occur  as a result  of  Party B  entering  into or performing  its  obligations  under the  Indenture;  and (v)  there is not  pending  or, to its  knowledge, threatened  against it any action,  suit or proceeding  at law or in equity or before any court,  tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality,  validity or enforceability against it of the Indenture or its ability to perform its obligations under the Indenture.

(h)      Negative Interest Rates.  Party A and Party B agree that:

         if, with respect to a Calculation  Period for a  Transaction,  a party ("X") is obligated to pay a Floating
         Amount that is a negative  number  (either by reason of a negative  Floating Rate or the  subtraction  of a
         Spread from the Floating Rate), the Floating Amount with respect to X for that  Calculation  Period will be deemed to be zero,  and the other party ("Y") will pay to X the  absolute  value of the  negative  Floating
         Amount,  in addition to any amounts  otherwise  owed by Y to X, on the Payment  Date such  Floating  Amount would have been  payable if it had been a positive  number.  Any  amounts  paid by Y to X pursuant  to this provision  will be paid to such account as X may  designate  (unless Y gives timely  notice

                                                                9

         of a reasonable
         objection to such  designation)  in the currency in which that  Floating  Amount would have been paid if it had been a positive  number (and without  regard to the currency in which Y is otherwise  obligated to make payments).

(i)      Limited Recourse.  It is expressly  understood and agreed by the parties hereto that (i) this Agreement and each  Transaction  entered  into  pursuant to this  Agreement  is entered into by BA Credit Card Trust (the
         "Trust") in the exercise of the powers and authority  conferred and vested in it and not by the  Transferor individually or as Beneficiary,  (ii) the  representations,  undertakings and agreements herein made on the part of the Trust are made and intended not as personal  representations,  undertakings  and  agreements by the Beneficiary but are made and intended for the purpose of binding only the Trust,  (iii) nothing  herein contained  shall be construed as creating any  liability on the part of the  Beneficiary,  individually  or personally,  to perform any covenant either expressed or implied contained herein,  all such liability,  if any,  being  expressly  waived by the  parties who are  signatories  to this  Agreement  and by any Persons claiming by, through or under such parties; provided,  however, that the Beneficiary shall be liable in its individual  capacity  for its own willful  misconduct  or gross  negligence  and  (iv) notwithstanding  the proviso to clause (iii) above,  under no circumstances  shall the Beneficiary be personally  liable for the payment  of any  indebtedness  or  expenses  of the Trust or be liable  for the  breach or  failure  of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement.

(j)      Condition  Precedent.  It shall be a condition  precedent to the  effectiveness  of this Agreement that the
         Trust  shall  credit the  Required  Derivative  Reserve  Amount to the  Derivative  Reserve  Account on the
         Issuance Date.

(k)      Notice to Note Rating  Agencies.  Provided that Party B has actual  knowledge of such event,  Party B shall provide  prompt  written  notice to the Note  Rating  Agencies  of any  amendment  to, or any  transfer  or assignment of, this Agreement.

(l)      USA PATRIOT Act Notice.  Party A  hereby  notifies  Party B that  pursuant to the  requirements  of the USA
         Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26,  2001)) (the "Patriot Act"),  Party A is required to obtain,  verify and record information that identifies Party B,  which information  includes the name and  address of Party B  and other  information  that will allow  Party A to  identify  Party B in accordance with the Patriot Act.

(m)      Additional Acknowledgments and Agreements of the Parties.

         (i)      Consent by Party A to  Amendments  to Certain  Documents.  Before any  amendment or  supplement is made to any Base  Transaction  Document  (other than the  execution of a series  supplement  or an amendment,  supplement  or  modification  of a series  supplement  that is not the  Series  2001-D
                  Supplement)  or the  Indenture  (other than the  execution  of a terms  document or an  amendment, supplement  or  modification  of a terms  document  that is not the Terms  Document)  which  would materially and adversely  affect any of Party A's rights or obligations  under this Agreement,  or materially  and adversely  modify,  or materially  impair

                                                                10

                  the ability of Party B to fully perform,
                  any of Party B's obligations  under this  Agreement,  Party B shall provide Party A with a copy of the  proposed  amendment  or  supplement  and shall  obtain the written  consent of Party A (which consent  shall  not be  unreasonably  withheld)  to such  amendment  or  supplement  prior  to its adoption.  For the  avoidance of doubt,  any Base  Transaction  Document and the  Indenture may be
                  amended,  supplemented  or otherwise  modified in accordance  with the terms  thereof  without the consent of Party A to cure any typographical error or ambiguity,  provided that such actions shall not materially and adversely affect in any respects the interests of Party A.

(n)      Disclosure and Related Matters.

         (i)      Derivative  Counterparty  Information:  Name,  Organizational Form, General Character of Business,
                  Issued  Ratings.  The  parties  hereto  acknowledge  and agree  that the  statements  set forth in
                  Exhibit B hereto (the "Derivative Counterparty  Information"),  which shall be set forth under the heading "Transaction  Parties—Derivative  Counterparty" in the prospectus  supplement,  subject to completion,  related  to the Class A Notes,  dated  January 9, 2007 (the  "Preliminary  Prospectus
                  Supplement"),  and the prospectus supplement, related to the Class A Notes, dated January 10, 2007
                  (the "Final Prospectus  Supplement" and, collectively with the Preliminary  Prospectus Supplement,
                  the  "Prospectus   Supplement")  constitute  the  only  information  furnished  to  Party  B,  the
                  Beneficiary  or FIA by or on behalf of Party A for  inclusion in the  Prospectus  Supplement as of the date thereof.  Party A hereby  represents and warrants that, as of the date of the Preliminary
                  Prospectus  Supplement,  the  Final  Prospectus  Supplement  and this  Agreement,  the  Derivative
                  Counterparty  Information is true and correct in all material  respects and does not omit to state any material fact required to be stated  therein or necessary to make the statements  therein,  in light of the circumstances  under which they were made, not misleading.  Notwithstanding  anything to the  contrary  herein,  Party A gives no  assurance  that any of the ratings  described  in the
                  Derivative  Counterparty  Information  will remain in effect for any given  period of time or that such ratings will not be lowered or withdrawn.

         (ii)     Additional Derivative Counterparty Information: Financial Information.

                           (A)      Aggregate  Significance  Percentage  of  10%.  If  at  any  time,  in  the  sole discretion of the Beneficiary,  the "aggregate  significance  percentage" (as provided in
                           Item 1115(b)(1) of Regulation AB (as defined in Part 4(k)) of all derivative  instruments provided by Party A and any of its affiliates to Party B is 10% or more:

                           (I)      Additional 1115(b)(1)  Information.  Party A shall within five (5) Business Days following  request  therefor  demonstrate to the satisfaction of the Beneficiary and Party B that Party A is able to provide the financial  information  required under  Item  1115(b)(1)  of  Regulation  AB for  Party A (or for  the  group  of affiliated

                                                                11

                                    entities,  if  applicable)  in  either  EDGAR-compatible  format  or through the  incorporation  by  reference of such  information  from SEC filings under  the  Securities  Exchange  Act of 1934,  as  amended  (such  information,
                                    "Additional   1115(b)(1)   Information"   and,   together  with  the  Additional
                                    1115(b)(2) Information (hereinbelow defined), "Additional Information").

                           (II)     Alternatives  to  Provision of  Financial  Information.  If Party A is unable to satisfy  the  Beneficiary  and  Party  B as  to  its  ability  to  provide  such information,  Party A  shall,  at its  option,  within  ten (10)  Business  Days following request therefor:

                                    (1)     Collateral.  At the sole  expense  of Party A,  without  any  expense or liability  to  the  Beneficiary,  Party  B  or  the  Indenture  Trustee,
                                            promptly post collateral  satisfactory to the Beneficiary and Party B in an amount sufficient to reduce the aggregate significance  percentage to
                                            8% or less,  pursuant  to a Credit  Support  Annex or similar  agreement reasonably  satisfactory to the  Beneficiary,  Party B and the Indenture
                                            Trustee, or

                                    (2)     Substitution.  At the sole  expense of Party A,  without  any expense or liability to the Beneficiary,  Party B or the Indenture Trustee,  assign its rights and  delegate  its  obligations  under  this  Agreement  to a substitute  counterparty  reasonably  acceptable to the  Beneficiary and
                                            Party B that enters into an agreement  substantially  similar in form to this Agreement, to the extent reasonably practicable.

                           (B)      Aggregate  Significance  Percentage  of  20%.  If  at  any  time,  in  the  sole discretion of the Beneficiary,  the "aggregate significance percentage" of all derivative instruments provided by Party A and any of its affiliates to Party B is 20% or more:

                           (I)      Additional 1115(b)(2)  Information.  Party A shall within five (5) Business Days following  request  therefor  demonstrate to the satisfaction of the Beneficiary and Party B that Party A is able to provide:

                                    (1)     Financial  Information.  The financial  information  required under Item
                                            1115(b)(2)  of Regulation AB for Party A (or for the group of affiliated entities,  if applicable) in either  EDGAR-compatible  format or through the  incorporation  by  reference of such  information  from SEC filings
                                            under  the   Securities   Exchange  Act  of  1934,   as  amended   (such

                                                                12

                                            information, "Additional 1115(b)(2) Information"), together with

                                    (2)     Auditor's  Consents.  Any  necessary  auditor's  consent  to  filing  or incorporation by reference of the Additional 1115(b)(2) Information.

                           (II)     Alternatives  to  Provision of  Financial  Information.  If Party A is unable to satisfy  the  Beneficiary  and  Party  B as  to  its  ability  to  provide  such information  and  consents,  Party A  shall,  at its  option,  within  ten  (10)
                                    Business Days following request therefor:

                                    (1)     Collateral.  At the sole  expense  of Party A,  without  any  expense or liability  to  the  Beneficiary,  Party  B  or  the  Indenture  Trustee,
                                            promptly post collateral  satisfactory to the Beneficiary and Party A in an amount sufficient to reduce the aggregate significance  percentage to
                                            16% or less,  pursuant to a Credit  Support  Annex or similar  agreement reasonably  satisfactory to the  Beneficiary,  Party B and the Indenture
                                            Trustee, or

                                    (2)     Substitution.  At the sole  expense of Party A,  without  any expense or liability to the Beneficiary,  Party B or the Indenture Trustee,  assign its rights and  delegate  its  obligations  under  this  Agreement  to a substitute  counterparty  reasonably  acceptable to the  Beneficiary and
                                            Party B that enters into an agreement  substantially  similar in form to this Agreement, to the extent reasonably practicable.

         (iii)    Indemnification  by Party A.  Party A hereby  agrees  to  indemnify  and hold  harmless  FIA,  the
                  Beneficiary,  Party B and the Indenture  Trustee,  the  respective  present  directors,  officers, employees  and agents of each of the  foregoing  and each person,  if any,  who controls  FIA, the
                  Beneficiary,  Party B or the Indenture  Trustee within the meaning of Section 15 of the Securities
                  Act of 1933,  as amended (the "Act"),  or Section 20 of the  Securities  Exchange Act of 1934,  as
                  amended (the "Exchange Act"), from and against any and all losses, claims,  liabilities,  damages, penalties,  fines,  forfeitures,  legal fees and expenses and related  costs,  judgments,  and any other costs  (including  those in connection with  investigation  and defense),  fees and expenses that any of them may sustain as and when such losses,  claims,  liabilities,  damages,  penalties, fines,  forfeitures,  legal fees or expenses or related costs, judgments, or any other costs, fees or expenses are incurred, insofar as such losses, claims, liabilities,  damages, penalties, fines, forfeitures,  legal fees or expenses or related  costs,  judgments,  or any other  costs,  fees or expenses (or actions in respect thereof) arise out of or are based upon:

                                                                13

                  (A)      any untrue  statement or alleged  untrue  statement of any material fact contained in the
                           Derivative Counterparty Information or the Additional Information,  or any omission or an alleged  omission to state any material fact  required to be stated  therein or necessary to make the  statements  therein,  in light of the  circumstances  under  which they were made, not misleading, and

                  (B)      any failure of Party A to provide the Additional  Information  or any required  auditor's consents to the Beneficiary and Party B pursuant to Part 5(n) hereof.

                  Party A shall  reimburse  FIA, the  Beneficiary,  Party B and the Indenture  Trustee,  the present respective  officers,  directors,  employees  and  agents  of each of the  foregoing  and any such controlling  person for any legal or other  expenses  reasonably  incurred by it or any of them in connection  with  investigating  or  defending  any such  losses,  claims,  liabilities,  damages, penalties,  fines,  forfeitures,  legal fees or expenses or related costs, judgments, or any other costs, fees or expenses, as and when incurred.

         (iv)     Indemnification  by FIA, the  Beneficiary  and Party B. FIA, the  Beneficiary and Party B, jointly and  severally,  hereby  agree to  indemnify  and hold  harmless  Party A, its present  directors, officers,  employees and agents and each person,  if any, who controls  Party A within the meaning of Section 15 of the Act or Section 20 of the Exchange  Act,  from and against any and all losses, claims, liabilities,  damages, penalties, fines, forfeitures,  legal fees and expenses and related costs,  judgments,  and any other costs  (including  those in connection  with  investigation  and defense),  fees and  expenses  that any of them may  sustain  as and  when  such  losses,  claims, liabilities,  damages,  penalties,  fines,  forfeitures,  legal fees or expenses or related costs, judgments,  or any other costs,  fees or expenses are  incurred,  insofar as such losses,  claims, liabilities,  damages,  penalties,  fines,  forfeitures,  legal fees or expenses or related costs, judgments,  or any other costs,  fees or expenses (or actions in respect  thereof) arise out of or are based upon, any untrue  statement or alleged  untrue  statement of any material fact contained in the  Prospectus  Supplement  and the  prospectus,  dated  January  9,  2007,  accompanying  the
                  Prospectus  Supplement  (other than the  Derivative  Counterparty  Information  and the Additional
                  Information),  or any omission or an alleged  omission to state any material  fact  required to be stated therein or necessary to make the statements  therein,  in light of the circumstances  under which they were made, not misleading  (other than  omissions or alleged  omissions  related to the
                  Derivative Counterparty Information or the Additional Information).

                  FIA, the  Beneficiary  and Party B, jointly and severally,  shall  reimburse  Party A, its present officers,  directors,  employees and agents and any such controlling person for any legal or other expenses  reasonably  incurred by it or any of them in connection with  investigating or defending any such losses,  claims,  liabilities,  damages,  penalties,  fines,  forfeitures,  legal fees or expenses or related costs, judgments, or any other costs, fees or expenses, as and when incurred.

                                                                14

         The parties  executing this Schedule have executed the Master  Agreement and have agreed as to the contents of this Schedule.

                                           BANK OF AMERICA, N.A.

                                           By:      /s/ Roger Heintzelman
                                                    Name: Roger Heintzelman
                                                    Title: Senior Vice President

                                           BA CREDIT CARD TRUST
                                           By: BA Credit Card Funding, LLC,
                                           solely in its capacity as beneficiary and not in its
                                           individual capacity

                                           By:      /s/ Scott McCarthy
                                                    Name: Scott McCarthy
                                                    Title: Senior Vice President

Acknowledged and Accepted solely with
respect to Part 5(n) of this Schedule:

FIA CARD SERVICES,
     NATIONAL ASSOCIATION,
     as Servicer

By:      /s/ Scott McCarthy
         Name: Scott McCarthy
         Title: Senior Vice President

Acknowledged and Accepted solely with
respect to Part 5(n) of this Schedule:

BA CREDIT CARD FUNDING, LLC,
     as Beneficiary

By:      /s/ Scott McCarthy
         Name: Scott McCarthy
         Title: Senior Vice President

                                               EXHIBIT A to Schedule

Date:               January 18, 2007

To:                 BA Credit Card Trust

From:               Bank of America, N.A.

Subject:            Swap Transaction

                  The purpose of this communication is to set forth the terms and conditions of the swap transaction entered into on the Trade Date referred to below (the "Swap Transaction"), between the BA CREDIT CARD
TRUST ("Party B") and BANK OF AMERICA, N.A. ("Party A"), but only relates to the BAseries 5.17% Class A(2007-1)
Notes (the "Class A Notes") issued pursuant to the Second Amended and Restated Indenture dated as of October 20,
2006 (as amended from time to time, the "Base Indenture") as supplemented by the Amended and Restated BAseries
Indenture Supplement dated as of June 10, 2006 (as amended from time to time, the "Indenture Supplement") and as further supplemented by the Class A(2007-1) Terms Document dated as of January 18, 2007 (the "Terms Document").
This communication constitutes a "Confirmation" as referred to in the Master Agreement specified below.

                  This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of January 18, 2007 between Party A and Party B (the "Master Agreement").  All provisions contained in, or incorporated by reference to, such Master Agreement shall govern this Confirmation except as expressly modified below.

                  This Confirmation and the Schedule to the Master Agreement (the "Schedule") each incorporate the definitions and provisions contained in (i) the 2000 ISDA Definitions (as amended and supplemented through January
18, 2007) (as published by the International Swaps and Derivatives Association, Inc.) (the "Definitions"), without regard to any amendment or supplement to the Definitions subsequent to the date hereof, and (ii) the Terms
Document, the Indenture Supplement and the Base Indenture.  In the event of any inconsistency between the definitions in the Terms Document and any of the Indenture Supplement, the Base Indenture, the Definitions, the
Schedule or this Confirmation, the definitions in the Terms Document will govern; in the event of any inconsistency between the definitions in the Indenture Supplement and any of the Base Indenture, the Definitions,
the Schedule or this Confirmation, the definitions in the Indenture Supplement will govern; in the event of any inconsistency between the definitions in the Base Indenture and any of the Definitions, the Schedule or this
Confirmation, the definitions in the Base Indenture will govern; in the event of any inconsistency between this
Confirmation and either the Schedule or the Definitions, this Confirmation will govern; and in the event of any inconsistency between the Schedule and the Definitions, the Schedule will govern.

                  The Master Agreement will govern only the Swap Transaction evidenced by the Schedule and this
Confirmation.

                  The terms of this particular Swap Transaction to which this Confirmation relates are as follows:

         Trade Date:                                      January 10, 2007

         Effective Date:                                  January 18, 2007

         Termination Date:                                January 15, 2017 with respect to the Fixed Amounts and
                                                          January 17, 2017 with respect to the Floating Amounts;
                                                          provided, however, that in the event of an Early
                                                          Redemption Event described in Section 1201(c) of the Base
                                                          Indenture or an Event of Default and acceleration under
                                                          the Base Indenture with respect to the Class A Notes, the
                                                          Termination Date will be the earlier of (i) the date on
                                                          which the Notional Amount is zero and (ii) January 15,
                                                          2017 with respect to the Fixed Amounts and January 17,
                                                          2017 with respect to the Floating Amounts.
Fixed Amounts:

         Fixed Rate Payer:                                Party A

         Fixed Rate:                                      5.17%

         Fixed Amount for Initial Fixed Rate  Payer
         Payment Date:                                    $4,092,916.67

         Fixed Amount:                                    For each Fixed Rate Payer Payment Date other than the
                                                          initial Fixed Rate Payer Payment Date, an amount
                                                          calculated on a formula basis for that Fixed Rate Payer
                                                          Payment Date as follows:

                                                                            Fixed Rate
                                                          Fixed    =        Notional      x        Fixed
                                                          Amount            Amount                 Rate
                                                                           ________________________________
                                                                                         12

         Fixed Rate Notional Amount:                      For the initial Fixed Rate Payer Payment Date,
                                                          $500,000,000 (the Initial Dollar Principal Amount of the
                                                          Class A Notes), and for each Fixed Rate Payer Payment Date thereafter the Outstanding Dollar Principal Amount of the
                                                          Class A Notes as of the Record Date immediately preceding
                                                          such Fixed Rate Payer Payment Date

         Fixed Rate Payer Payment Dates:                  The Business Day immediately prior to each Interest
                                                          Payment Date.

Floating Amounts:

         Floating Rate Payer:                             Party B.

         Calculation Periods:                             For the initial Floating Rate Payer Payment Date, the
                                                          period from and including the Effective Date through the
                                                          day preceding the first Interest Payment Date; and for
                                                          each Floating Rate Payer Payment Date thereafter, each
                                                          Calculation Period will be the period from and including
                                                          the previous Interest Payment Date through the day
                                                          preceding the current Interest Payment Date.

         Floating Rate Payer Payment Dates:               The Business Day immediately prior to each Interest
                                                          Payment Date.

         Floating Rate Option:                            USD-LIBOR-BBA; provided, however, that the last sentence
                                                          of the definition of  "USD-LIBOR-Reference Banks" is
                                                          hereby amended to replace the penultimate use of "that
                                                          Reset Date" with "the day that is two London Banking Days
                                                          preceding that Reset Date."

         Reset Dates:                                     Means, with respect to the initial Floating Rate Payer
                                                          Payment Date, the Effective Date, and with respect to each
                                                          Floating Rate Payer Payment Date after the initial
                                                          Floating Rate Payer Payment Date, the first day of the
                                                          related Calculation Period for such Floating Rate Payer
                                                          Payment Date.

         Designated Maturity:                             One month.

         Floating Rate Spread:                            Plus the "Floating Rate Spread," as defined in Exhibit 1
                                                          to this Confirmation.

         Floating Amount for Initial Floating Rate
         Payer Payment Date:                              The amount specified in Exhibit 1 to this Confirmation.

         Floating Rate Notional Amount:                   For the initial Floating Rate Payer Payment Date,
                                                          $500,000,000 (the Initial Dollar Principal Amount of the
                                                          Class A Notes), and for each Floating Rate Payer Payment
                                                          Date thereafter the Outstanding Dollar Principal Amount of the Class A Notes as of the Record Date immediately
                                                          preceding such Floating Rate Payer Payment Date.

         Floating Rate Day Count Fraction:                Actual/360.

         Compounding:                                     Not Applicable.

         Calculation Agent:                               Indenture Trustee.

Business Days:                                            New York and Newark, Delaware.

Interest Payment Dates:                                   The fifteenth day of each month commencing March 15, 2007, or if such fifteenth day is not a Business Day, the next
                                                          succeeding Business Day.

         Credit Support Document:                         Not applicable.

         Other Provisions:                                If at any time during the Term of the Swap Transaction (i)
                                                          Party A's short-term credit rating (or the then equivalent rating) from S&P is below A-1, or is withdrawn by S&P, or
                                                          (ii) in the case of a replacement counterparty for Party
                                                          A, if Party A does not have a short-term credit rating
                                                          from S&P, Party A's long-term credit rating (or the then
                                                          equivalent rating) from S&P is below A+, or is withdrawn
                                                          by S&P, Party A shall, within thirty days of such rating
                                                          or withdrawal, fund the interest reserve account
                                                          established and maintained as described in the Terms
                                                          Document (the "Interest Reserve Account") in an amount
                                                          equal to one-twelfth of the product of (a) the Fixed Rate, and (b) the Outstanding Dollar Principal Amount of the
                                                          Class A Notes on the Record Date preceding such rating or
                                                          withdrawal for reinvestment in accordance with the Terms
                                                          Document; provided, however, that the failure of Party A
                                                          to adequately fund the Interest Reserve Account within
                                                          thirty days of such rating or withdrawal shall not
                                                          constitute an Event of Default pursuant to the provisions
                                                          of subsection 5(a) or a Termination Event pursuant to the
                                                          provisions of subsection 5(b).  Party A shall treat the
                                                          amount on deposit in the Interest Reserve Account as its
                                                          money for tax purposes.  After the funding of the Interest
                                                          Reserve Account, in the event there shall occur an Early
                                                          Termination Date as a result of an Event of Default with
                                                          respect to Party A as the Defaulting Party or a
                                                          Termination Event with respect to Party A as the Affected
                                                          Party, the funds then contained in the Interest Reserve
                                                          Account will be treated as BAseries Available Funds to the extent provided in the Terms Document and the Indenture
                                                          Supplement.  Upon termination of the Interest Reserve
                                                          Account as

                                                          provided in the Terms Document after payment of
                                                          all amounts owing to the holders of the Class A Notes that are payable from such account, Party B will instruct the
                                                          Indenture Trustee to release all amounts on deposit
                                                          therein to Party A.
                                                          If Party B notifies Party A that netting of payments will
                                                          not apply to any of the Transactions pursuant to Part 4(i)
                                                          of the Schedule, each payment obligation of Party B under
                                                          Section 2(a)(i) of the Master Agreement in respect of this
                                                          Swap Transaction shall be subject to the condition
                                                          precedent that in respect of each such payment obligation
                                                          each amount payable by Party A with respect to this Swap
                                                          Transaction shall be paid by Party A by 12:00 noon, New
                                                          York City time, on the relevant Fixed Rate Payer Payment
                                                          Date.

         London Banking Day:                              Banking Days in New York, New York and London, England.

         Governing Law:                                   New York.

         Offices:                                         Party A is a Multibranch Party.
                                                          Party B is not a Multibranch Party.

         Payment Instructions                             Bank of America, New York
         for Party A USD:                                 ABA# 026-009-593
                                                          For: Bank of America Charlotte Global Derivative
                                                          Settlements
                                                          Account # 6550219386

         Payment Instructions                             The Bank of New York; New York, NY
         for Party B in USD:                              ABA# 021-000-018
                                                          GLA# 111-565
                                                          For Further Credit to: TAS A/C# 054640
                                                          Reference:  BA Credit Card Trust
                                                          Collection Account - BAseries Class A(2007-1)
                                                          Attn.: Catherine Cerilles 212-815-6258

Please confirm that the foregoing correctly sets forth the terms of our agreement with respect to the Swap
Transaction by signing in the space provided below and sending a copy of the executed Confirmation to us.

It has been a pleasure working with you on this transaction and we look forward to working with you again in the future.

                                           Very truly yours,

                                           BANK OF AMERICA, N.A.

                                           By: /s/ Mary Beth Knight
                                           Name: Mary Beth Knight
                                           Title: Assistant Vice President

Agreed and Accepted by:

BA CREDIT CARD TRUST

By:    BA Credit Card Funding, LLC,
         solely in its capacity as beneficiary
           and not in its individual capacity

By: /s/ Scott McCarthy
Name: Scott McCarthy
Title: Senior Vice President

                                             EXHIBIT 1 to Confirmation

                                           [Floating Rate Spread Letter]

                                               EXHIBIT B to Schedule

         Bank of America, N.A. (referred to as the derivative counterparty) is a national banking association organized under the laws of the United States, with its principal executive offices located in Charlotte, North
Carolina.  The derivative counterparty is a wholly-owned indirect subsidiary of Bank of America Corporation (the
"Corporation") and is engaged in a general consumer banking, commercial banking and trust business, offering a wide range of commercial, corporate, international, financial market, retail and fiduciary banking services.  As of
September 30, 2006, the derivative counterparty had consolidated assets of $1,186 billion, consolidated deposits of $721 billion and stockholder's equity of  $110 billion based on regulatory accounting principles.

         The Corporation is a bank holding company and a financial holding company, with its principal executive offices located in Charlotte, North Carolina.  Additional information regarding the Corporation is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2005, together with any subsequent documents it filed with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         Recent Developments:  On January 1, 2006, the Corporation completed its merger with MBNA Corporation.

         Additional information regarding the foregoing is available from the filings made by the Corporation with the SEC, which filings can be inspected and copied at the public reference facilities maintained by the SEC at 100
F Street, N.E., Washington, D.C. 20549, United States, at prescribed rates.  In addition, the SEC maintains a website at http://www.sec.gov, which contains reports, proxy statements and other information regarding registrants that file such information electronically with the SEC.

         The information concerning the Corporation, the derivative counterparty and the foregoing mergers contained herein is furnished solely to provide limited introductory information and does not purport to be comprehensive.  Such information is qualified in its entirety by the detailed information appearing in the documents and financial statements referenced herein.

         Moody's currently rates the derivative counterparty's long-term debt as "Aa1" and short-term debt as
"P-1."  The outlook is Stable. Standard & Poor's rates the derivative counterparty's long-term debt as "AA" and its short-term debt as "A-1+."  Ratings are on CreditWatch Positive.  Fitch rates long-term debt of the derivative counterparty as "AA-" and short-term debt as "F1+."  The outlook is Positive.  Further information with respect to such ratings may be obtained from Moody's, Standard & Poor's and Fitch, respectively.  No assurances can be given that the current ratings of the derivative counterparty's instruments will be maintained.

         The derivative counterparty will provide copies of the most recent Bank of America Corporation Annual
Report on Form 10-K, any subsequent reports on Form 10-Q, and any required reports on Form 8-K (in each case as filed with the Commission pursuant to the Exchange Act), and the publicly available portions of the most recent quarterly Call Report of

the derivative counterparty delivered to the Comptroller of the Currency, without charge, to each person to whom this document is delivered, on the written request of such person.  Written requests should be directed to:

                           Bank of America Corporate Communications
                           100 North Tryon Street, 18th Floor
                           Charlotte, North Carolina 28255
                           Attention: Corporate Communications

         The delivery of this prospectus supplement shall not create any implication that there has been no change in the affairs of the Corporation or the derivative counterparty since the date hereof, or that the information with respect to the Corporation or the derivative counterparty contained or referred to herein is correct as of any time subsequent to the dates referred to herein.